                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                    FORM T-1

                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939
               OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        Check if an Application to Determine Eligibility of a Trustee
                         Pursuant to Section 305(b)(2) ___

                    BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA
-------------------------------------------------------------------------------
               (Exact name of Trustee as specified in its charter)


                                                         73-1280339
------------------------------          ---------------------------------------
(State of incorporation if not          (I.R.S. Employer Identification No.)
a national bank)

      211 North Robinson
      11 Floor North Tower
      Oklahoma City, Oklahoma                              73102
------------------------------          ---------------------------------------
(Address of Trustee's principal                          (Zip Code)
executive offices)

                        OKLAHOMA GAS AND ELECTRIC COMPANY
-------------------------------------------------------------------------------
               (Exact name of Obligor as specified in its charter)

          OKLAHOMA                                       73-0382390
------------------------------          ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

-------------------------------------------------------------------------------
               (Exact name of Obligor as specified in its charter)

------------------------------          ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

     101 North Robinson
     P.O. Box 321
     Oklahoma City, Oklahoma                                73101
------------------------------          ---------------------------------------
(Address of principal executive                          (Zip Code)
officers)

                                 SENIOR NOTES
-------------------------------------------------------------------------------
                       (Title of the Indenture securities)

                                     GENERAL

Item 1.   General information

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

                    Office of Comptroller of Currency
                    250 E. St. S.W.
                    Washington. D.C. 20219

                    FDIC
                    550 17th St. N.W.
                    Washington, D.C. 20429

                    Federal Reserve Bank
                    20th St. & Constitution Ave., N.W.
                    Washington, D.C. 20551

     To determine compliance with the Bank Holding Company Act of 1956, as amended, and regulations thereunder.

                    Board of Governors
                    Federal Reserve System
                    Washington, D. C.

(b)  Whether it is authorized to exercise corporate trust powers.

                                       Yes

Item 2.   Affiliations with Obligor and Underwriters.

If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                                      None

Item 16.  List of Exhibits

List below all exhibits filed as a part of this statement of eligibility and qualifications.

     - Exhibit 1.   A copy of articles of association of the trustees as now in effect.

     - Exhibit 2.   A copy of the existing by-laws of the trustee.

     - Exhibit 3.   Certification.

     - Exhibit 4.   The consents of the trustee required by Section 321 (b) of the Act.

     - Exhibit 5.   A copy of the latest report of condition of the trustee
                    published pursuant to the law or the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA, a corporation organized and existing under the laws of Oklahoma, has duly caused this statement of eligibility and qualifications to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Oklahoma City, and State of Oklahoma on the 14th day of August, 1995.

                              BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA
                              TRUSTEE



                              By:   /s/ Sue Shipman
                                  ---------------------------------------------
                                   S. Shipman
                                   Vice President

                                                                  EXHIBIT 1

                    BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA
                         AMENDED ARTICLES OF ASSOCIATION

For the purpose of organizing an association to carry on the business of banking under the laws of the United States, the undersigned do enter into the following articles of association:

FIRST. The title of this association shall be Boatmen's First National Bank of Oklahoma.

SECOND. The main office of the association shall be in Oklahoma City, county of Oklahoma, state of Oklahoma. The general business of the association shall be conducted at its main office and its branches.

THIRD. The board of directors of this association shall consist of not less than five nor more than twenty-five shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of the shareholders at any annual Or special
meeting thereof.     Each director, during the full term of his or her
directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of
stock in the bank holding company controlling this association.     Any vacancy
in the board of directors may be filled by action of the board of directors provided, however, that a majority of the full board of directors may not increase the number of directors to a number which: (1) exceeds by more than two the number of directors last elected by shareholders where the number was 15 or less; and (2) exceeds by more than four the number of directors last elected by shareholders where the number was 16 or more, but in no event shall the number of directors exceed 25.

FOURTH.  There shall be an annual meeting of the shareholders to elect directors
and transact whatever other business may be brought before the meeting.     It
shall be held at the main office or any other convenient place the board of directors may designate, on the day of each year specified therefore in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to such lawful rules as may be prescribed by the board of directors.

FIFTH. The authorized amount of capital stock of this association shall be 5,115,500 shares of common stock of the par value of Five Dollars ($5.00) each; but said capital stock may be increased or decreased from time to time, according to the provisions of the laws of the United States.

SIXTH.    The board of directors shall appoint one of its members president  of this association, who shall be chairperson of the board, unless the board appoints another director to be the chairperson. The board of directors shall have the power to appoint one or more vice presidents; and to appoint a cashier and such other officers and employees as may be required to transact the business of this association.

The board of directors shall have the power to:

   - Define the duties of the officers and employees of the association.

   - Fix the salaries to be paid to the officers and employees.

   - Dismiss officers and employees.

   - Require bonds from officers and employees and to fix the penalty thereof.

   - Regulate the manner in which any increase of the capital of the association shall be made.

   - Manage and administer the business and affairs of the association.

   - Make all bylaws that it may be lawful for the board to make.

   - Generally to perform all acts that are legal for a board of directors to perform.

SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of Oklahoma City, with the approval of the Comptroller of the Currency, without the approval of the shareholders, and shall have the power to establish or change the location of any branch or branches of the association to any other location, with the approval of the Comptroller of the Currency, without the approval of the shareholders.

EIGHTH. The corporate existence of this association shall continue until terminated according to the laws of the United States.

NINTH. The board of directors of this association, or any one (1) or more shareholders owning, in the aggregate, not less than five percent (5%) of the stock of this association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least 10 days prior to the date of the meeting to each shareholder of record at his address as shown upon the books of this association.

TENTH (a) RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a

"proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Association to the fullest extent authorized by the Delaware General Corporation Law (as if the Association had been incorporated as a Delaware corporation), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights that such law permitted the Association to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; PROVIDED, HOWEVER, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Association shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only. if such proceeding (or part thereof) was authorized by the Board of Directors of the Association. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Association the expenses incurred in defending any such proceeding in advance of its final disposition; PROVIDED, HOWEVER, that if the Delaware General Corporation Law (had the Association been incorporated as a Delaware corporation) requires, the payment of such expenses incurred by a director or officer in his or her capacity in which service was or is rendered by such director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Association of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified for such expenses under this section or otherwise. The Association may, by action of its Board of Directors, provide indemnification to employees and agents of the Association with the same scope and effect as the foregoing indemnification of directors and officers. NOTWITHSTANDING THE FOREGOING, no person shall be indemnified hereunder by the Association against expenses, penalties, or other payments incurred in an administrative proceeding or action (instituted by an appropriate bank regulatory agency) which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association.

     (b) RIGHT OF CLAIMANT TO BRING SUIT. If a claim under paragraph (a) of this section is not paid in full by the Association within thirty (30) days after a written claim has been received by the Association, the claimant may at any time thereafter bring suit against the Association to recover the unpaid amount of the claim and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Association) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law (had the Association been incorporated as a Delaware corporation) for the Association to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Association. Neither the failure of the Association (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standards of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Association (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall create a presumption that the claimant has not met such applicable standard of conduct.

     (c) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     (d) INSURANCE. The Association may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Association would have had the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law (had the Association been incorporated as a Delaware corporation); PROVIDED, HOWEVER, that no such insurance shall protect directors, officers or employees against any expense, liability, or loss caused by the issuance of a formal order by an appropriate bank regulatory agency assessing civil money penalties against a bank director or employee.

ELEVENTH. These articles of association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

     These Articles of Association supersede all prior Articles of Association and to this end all prior Articles of Association are hereby repealed.

     The foregoing is a true and correct copy of the Articles of Association of Boatmen's First National Bank of Oklahoma as amended as of this date, November 21, 1991.

                                                                      EXHIBIT  2

                                    BYLAWS OF
                    BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA

                                    ARTICLE I


                           MEETINGS OF SHAREHOLDER(S)

     Section 1. ANNUAL MEETING. The annual meeting of the shareholders of this Association for the election of directors and for the transaction of such other business as may come before its meeting shall be held at its banking house or such other places as the Board of Directors may designate, on the fourth Tuesday of March of each year. Notice of such meeting shall be mailed at least ten days prior to the date thereof, addressed to each shareholder at his or her address appearing on the books of the Association; but any failure to mail such notice or any irregularity therein shall not affect the validity of such meeting or of any of the proceedings thereat. If, for any cause, an election of directors is not held on said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable; and notice thereof shall be given in the manner provided by the National Bank Act.

     Section 2. SPECIAL MEETINGS. The Secretary shall call a special meeting of the shareholder(s), at any time, upon the order of the Board of Directors, or any shareholder, owning in the aggregate not less than 10% of the stock of the Association. Unless otherwise required by law, notice of any special meeting shall be sufficient if mailed not less than ten days before the meeting, to each shareholder at his or her address appearing on the books of the bank. The notice shall state the time, place and purpose of the meeting.

     Section 3. JUDGES OF ELECTION. Every election of directors at an annual meeting shall be managed by three judges who shall be appointed by the Board of Directors prior to said annual meeting. The Board may appoint any necessary substitutes. The judges shall conduct the election and after the election they shall file with the Secretary a certificate under their hands, certifying the result thereof and the names of the directors elected.

     Section 4. QUORUM. A majority of the shares of the outstanding capital stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholder(s) unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every matter submitted to the shareholder(s) at any meeting unless otherwise provided by law.

     Section 5. NOMINATION OF DIRECTORS. Nomination for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D. C., not less than 14 days nor more than 50 days prior to any meeting of the shareholder(s) called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to the shareholder(s), such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Nominations not made in accordance herewith may, in his or her discretion, be disregarded by the Chairman of the meeting, and upon his or her instructions, the judges of election may disregard all votes cast for each such nominee.


                                    ARTICLE 2

                                    DIRECTORS

     Section 1. NUMBER. The Board of Directors, hereinafter referred to as the Board, shall be composed of not less than five nor more than twenty members. The number of directors to be elected each year at the annual meeting of shareholder(s) shall be determined by a vote of the shareholder(s) at such meeting.

     Section 2. QUALIFICATION, ELECTION AND TERM OF OFFICE. Directors shall hold qualifying shares of stock of a value meeting the requirements of the National Bank Act and regulations promulgated pursuant thereto. Directors shall be elected at the annual shareholder's(s') meeting or at any special shareholder's(s') meeting, or by the Board to fill vacancies, as provided by law or by these Bylaws, except that no person shall be nominated who shall have attained the age of 72 on or before the meeting at which directors are to be elected, or, who does not have a business or civic activity involving substantial time and executive responsibility.

     Each director shall take and subscribe his or her oath of office in form and manner required by law before entering upon his or her duties of such director. At each annual election each director shall be elected to hold office for one year and until his or her successor is elected and has qualified, or until his or her death, or until he or she shall resign or shall have become disqualified or shall have been removed from office. Any director who fails to own qualifying stock in the amount and manner provided by the National Bank Act and regulations promulgated pursuant thereto shall be disqualified and, without the necessity of any formal resignation, shall cease to be a director, provided that no action of the Board, based upon the vote or written consent Of such disqualified director, shall be invalidated by reason of such disqualification until notice of such disqualification shall have been served upon or come to the attention of the Board.

     A maximum of sixteen outside directors, not employed by the Association, may be elected to the Board and each shall be eligible to serve an eight-year term; provided, however, each shall be required to stand for annual re-election. These eight year terms shall be staggered to require the election of at least two new outside directors annually. Any outside director who has served an eight-year term or, in filling a vacancy, completed an eight-year term of another person, is not eligible for re-election to the Board for a period of two years.

     A maximum of four inside directors, officers of the Association, may be elected to the Board. Each shall not be subject to eight-year terms but each shall be required to stand for annual re-election. Officers of this Association who are otherwise qualified may be elected to the Board.

     Section 3. ORGANIZATION MEETING. The Secretary, upon receiving the certificate of the judges of the result of the election, shall cause the same to be recorded in the minute book of the Association and shall announce the names of those elected, and the meeting for the organization of the Board shall take place at the banking house immediately after the adjournment of the shareholder's(s') meeting. If, at the time fixed for the meeting of the directors-elect, there shall not be a quorum present, the members present may adjourn from time to time until a quorum is obtained. The first order of business shall be to ascertain that the directors present have taken the oath of office as prescribed by law.

     Section 4. REGULAR MEETINGS. The Board shall hold a regular meeting at the banking house, without notice on the fourth Thursday of every other month beginning in January at such hour as the Board may see fit. Should the day appointed for the regular meeting fall on a legal holiday or if the meeting cannot be held for any reason, the meeting shall be held at the same time on the next business day, or on such day and at such time as the Chairman of the Board may direct.

     Section 5. SPECIAL MEETING. Special meetings of the Board may be called at any time by the Chairman of the Board. The Secretary shall call a special meeting of the Board upon the written request of at least three directors. Notice of such meeting shall be received by mail, or given in person or by telephone, not less than twelve hours before the time set for the meeting. Members of the Board may participate in such special meetings through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another.

     Section 6. SPECIAL ACTION BY THE BOARD. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 7. QUORUM. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time to time, and the meeting may be resumed from point of adjournment, without further notice if a quorum is present.

     Section 8. RETIREMENT OF DIRECTORS. A director shall not be eligible for re-election at the annual meeting of shareholder(s) if the director has reached his or her 72nd birthday, or if the director has retired from his or her principal business association and not replaced it with a business or civic activity involving substantial time and executive responsibility. Further, an inside director shall retire from the Board at the time he or she retires from active service with the Association.

     Section 9. RESIGNATIONS AND REMOVAL. Any director may resign from the board at any time by giving written notice to the Chairman of the Board or the Secretary of the Association, and unless specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any director may be removed as a director by a vote of at least 3/4 of the whole number of directors; however, no director shall be removed until he or she has first had notice of intent to remove him or her, which notice shall set forth in reasonable detail the reasons for removal, and given an opportunity to be heard with respect to such reasons at a meeting of the Board duly called for such purpose.

     Notwithstanding anything else contained in this Section 8, a director shall be automatically removed from the board and an immediate vacancy shall be created with no action being required by any board member, upon the occurrence of one of the following events:

     1. Criminal conviction of or pleas of guilty or nolo contenders being entered by any board member for (i) an offense constituting a felony under any federal or state law, or (ii) any other crime involving dishonesty or breach of trust;

     2. Non-attendance by any director of fifty percent (50%) or more of the regular meetings, as described in Section 4 of Article; and

     3. Failure to meet the qualifications for a director pursuant to 12 U.S.C. Section 72 and amendments thereto.

     Section 10. VACANCIES. When any vacancy occurs among the directors, the remaining members of the Board may at any regular or special meeting appoint a director to fill such vacancy. The eligibility of the appointed director for re-election shall be the same as his or her predecessor as established by
Section 2 of this Article.

     Section 11. DIRECTORS' FEES. Fees shall be paid to each outside director as a retainer and for attendance of any meeting of the Board or a Committee of the Board. The amount shall be set by the Board.

     Section 12. RULES. The Board shall observe the following rules in its meetings, except when the same or any of them may be suspended by unanimous consent of the directors present constituting a majority of the entire Board:

     1. All questions on order shall be decided by the Chairman, subject to an appeal to the Board of Directors.

     2. The Chairman shall not be entitled to vote on any question except in the event of a tie.

     3. If it is requested by any director present, prior to the submission of any motion for vote, the affirmative, negative and abstaining votes of each director shall be recorded in the minutes.

     4.   No director shall be required to give his reasons for any vote.

     5. Any director personally interested in any business shall abstain from voting thereon and such director shall withdraw from the meetings of the Board when it is taken up for consideration if so requested by the presiding officer or any other director.

     6.   The proceedings of the Board shall be confidential.

     Section 13. ADVISORY DIRECTORS. The Board or the shareholders may elect, for one year terms, not more than two advisory directors. Except for the power to vote, advisory directors shall be entitled to all the rights and privileges of other directors. Their presence at or absence from a meeting shall not be taken into account in the determination of a quorum.

Advisory directors may be more than 72 years of age and need not be actively involved in either a business or a civic activity. The provisions of Section 8 of this Article 2 shall also be applicable to advisory directors.

     Duties of advisory directors shall be established in each instance by the Executive Committee or, at the discretion of that committee, by the Chairman of the Board.

     Section 14. BOARD'S SECRETARY. The Board shall elect or the Chairman shall appoint a Secretary to the Board, who shall cause proceedings of the Board to be reduced to writing and placed in the Association's records.

                                    ARTICLE 3

                             COMMITTEES OF THE BOARD

     Section 1. EXECUTIVE COMMITTEE. During the intervals between the meetings of the Board the general authority of the Board shall be vested in the Executive Committee. Subject to the review of its actions by the Board, the Executive Committee shall decide questions of corporate policy, except that it shall have no power. or authority as to the following:

     1.   The adoption, amendment, or repeal of the Bylaws;

     2.   The declaration of dividends; and

     3. Any other action proscribed by law or by ruling of a regulatory authority.

     The Board shall designate at least five, but no more than seven, of its number as an Executive Committee which may meet at stated times or on notice to all by any of its number. However, if the total number of directors is ten or less, the number of directors on the Executive Committee may be designated by the Board, but in no event less than three. The Chairman of the Board shall be a member and Chairman of the Executive Committee. Other officers who serve as directors may also be members, but not in numbers sufficient to constitute a quorum of the full committee.

     A majority of all members of the Executive Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of such committee.

     In the absence or disqualification of any member of the Executive Committee, absent objection by any qualified member or members thereof present at any meeting, whether or not a quorum has been constituted, the Chairman of the Executive Committee may invite another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     The Executive Committee shall provide supervision to the lending function of the Association. This supervision shall include;

     1. Assuring compliance with and approving changes to the Association's Loan Policy;

     2. Reviewing all credits which have been granted by the Association, since the last meeting of the Executive Committee, which are in excess of the amount specified in the Loan Policy for loans of a particular credit grade.

     The Chairman of the Executive Committee is authorized to appoint a Secretary, who need not be a member of the Board and such other officers as it may deem necessary or advisable and may make such rules and regulation as it shall deem necessary or advisable, consistent with these Bylaws and resolutions of the Board.

     The Executive Committee shall meet at least ten times each year and shall keep true and correct minutes of all meetings. Copies of such minutes shall be filed with the Board.

     Section 2. AUDIT COMMITTEE. The Board shall appoint an Audit Committee consisting of a minimum of two directors, all of whom shall be outside directors. The Audit Committee shall be responsible to ensure that the Association has a strategic audit plan and an efficient and effective audit program, consistent with generally accepted auditing standards. The strategic audit plan and the audit program shall contribute to the goals and objectives of the Association. The Audit Committee shall also fulfill the responsibilities of the Trust Audit Committee as prescribed by regulatory authorities. The Audit Committee shall have authority to employ such assistance in the performance of its duties as it may deem necessary.

     The Audit Committee shall provide supervision to the Internal Audit Department. This supervision.shall include:

     1. Assuring compliance and approving changes to the Association's Audit Policy;

     2. Ensuring Internal Audit's independence to freely conduct auditing without management interference;

     3.   Reviewing results of internal Audit activities, including:

          a. Action taken by bank management on internal audit recommendations;

          b. Reports of compliance audits regarding the Association's Code of Conduct; and

          c.   Reports of defalcations made to regulatory authorities.

     4. Reviewing the adequacy of the Internal Audit's expense budget and objectives.

     The Audit Committee shall report significant audit matters on a timely basis to the Board. All reports of internal audits and reports of audits and examinations by outside auditors, regulatory authorities, or First Interstate Bancorp, together with action taken thereon, shall be reviewed by the Audit Committee, with such review noted in the minutes of the Committee.

     The Audit Committee shall meet at least five times each year and shall keep true and correct minutes of all meetings. Copies of such minutes shall be filed with the Board.

     The Audit Committee shall perform such other duties as the Board or the Executive Committee may from time to time assign.

     Section 3. TRUST COMMITTEE. The Board shall appoint a Trust Committee to consist of not less than two directors. The Trust Committee shall be responsible to ensure that the Trust Group properly exercises its fiduciary powers on behalf of the Association.

     The Trust Committee shall provide supervision to the Trust Group. This supervision shall include:

     1. Assuring compliance and approving changes to the Association's Trust Policy;

     2. Ensuring compliance with laws, regulations and rulings that govern the operations, including:

          a. The proper acceptance and relinquishment of fiduciary accounts and the proper maintenance of written records of all such accounts;

          b. The periodic review of all trust accounts to determine the advisability of retaining or disposing of the assets held in each fiduciary account where the Association has investment responsibilities;

          c. The designation, employment, or retention of legal counsel to pass upon fiduciary matters and to advise the Trust Group; and

     3.   Reviewing the adequacy of the Trust Group's budget and objectives.

     The Trust Committee shall meet at least five times each year and shall keep true and correct minutes of all meetings. Copies of such minutes shall be filed with the Board.

     The Trust Committee shall perform such other duties as the Board or the Executive Committee may from time to time assign.

     Section 4. INVESTMENT COMMITTEE. The Board shall appoint an Investment Committee to consist of not less than two directors. The Investment Committee shall be responsible to oversee the investment activities of the Investment Group.

     The Investment Committee shall provide supervision to the Investment Group. This supervision shall include:

     1. Assuring compliance with and approving changes to the Association's Investment Policy;

     2.   Reviewing reports of investment portfolio transactions;

     3.   Reviewing both the trading limits and the underwriting risks;

     4.   Reviewing all new products and services;

     5. Reviewing all options, swaps, caps, or other major types of commitments;

     6.   Reviewing incentive compensation plans;



     7. Reviewing the adequacy of the Investment Group's budget and objectives.


     The Investment Committee shall meet at least five times each year and shall keep true and correct minutes of all meetings. Copies of such minutes shall be filed with the Board.

     The Investment Committee shall perform such other duties as the Board or the Executive Committee may from time to time assign.

     Section 5. COMMUNITY REINVESTMENT ACT OVERSIGHT COMMITTEE. The Board shall appoint a Community Reinvestment Act Oversight Committee consisting of a minimum of two directors. The Community Reinvestment Act Oversight Committee shall be responsible to ensure the Association complies with the provisions of the Community Reinvestment Act.

     The Community Reinvestment Act Oversight Committee shall provide supervision to the Community Reinvestment Act Committee. This supervision shall include:

     1. Assuring compliance with and approving changes to the Association's Community Reinvestment Act strategic plan;

     2. Review and approval of the Association's Community Reinvestment Act Statement and Notice;

     3. Reporting all Community Reinvestment Act programs and activities of the Association to the Board of Directors; and

     4. Participating in appropriate community activities and functions of the Association.

     The Community Reinvestment Act Oversight Committee shall meet at least two times each year and shall keep true and correct minutes of all meetings. Copies of such minutes shall be filed with the Board.

     The Community Reinvestment Act Oversight Committee shall perform other duties as the Board or the Executive Committee may from time to time assign.

     Section 6. OTHER COMMITTEES. The Board, the Executive Committee or the Chairman of the Board, may from time to time create and appoint any other committee or committees, whether composed of directors, officers, or employees, with such duties, responsibilities, and authority as may be prescribed by the Board, by the Executive Committee or by the Chairman of the Board.

     A majority of all the members of any such committee may determine its action and fix the time and place of its meetings. The Board, the Executive Committee, or the Chairman of the Board shall have power to change the members of any such committee, to fill vacancies and to dissolve any such committee at any time.

     Any committee may appoint one or more sub-committees, of its own members, to advise with such committee, or to apportion the work of such committee.

     Section 7. QUORUM. A majority of all the members of any Committee shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

     In the absence of a quorum a majority of the members present, or if only one member is present, such member, may adjourn any meeting to a day certain or from time to time until a quorum is in attendance. Notice of an adjourned meeting need not be given.

                                    ARTICLE 4

                                    OFFICERS

     Section 1. OFFICERS. The officers of the Association may consist of a Chairman of the Board, a Chief Executive Officer, a Vice Chairman, a President, a Secretary, a Chief Financial Officer, a General Auditor, and one or more Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. The Chairman of the Board shall be elected from members of the Board. More than one title may be held by one person and not all titles need to be held. The Board may prescribe the duties of each officer and employee, subject to the provisions of these Bylaws. The Board may also appoint or authorize the Chairman of the Board to appoint a Cashier, a Comptroller, and one or more Assistant Vice Presidents, Assistant Secretaries, Investment officers, Trust Officers, Assistant Trust officers, Audit Officers, Assistant Cashiers and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of this Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board or by the Chairman of the Board.

     Section 2. ELECTIONS, APPOINTMENTS AND REMOVALS. The officers shall be elected by the Board at the annual organizational meeting (the first meeting after the election of the Board) and shall hold office at the pleasure of the Board. Other officers, either in addition to or in place of officers elected at the organizational meeting of the Board, may also be elected by the Board or by the Executive Committee at any regular or special meeting during the year.

     The Chairman of the Board may appoint members of the staff to the titles of Vice President or any lesser titles which, in the opinion of the Chairman of the Board, are required or desirable for the purpose of filling vacancies or of increasing the number of officers, which appointees shall hold office until the annual organizational meeting of the Board or until their appointment is terminated by the Chairman of the Board or the Board.

     Notwithstanding anything to the contrary contained in these Bylaws, the authority of the Board of Directors to dismiss officers at pleasure is delegated, without restriction, to the Chairman of the Board, or to an officer who shall have been designated by the Chairman of the Board, who are authorized to remove any officer of equal or lesser corporate title from office, or to appoint an officer to a corporate title in a lower group than that to which the officer was elected by the Board of Directors or the Executive Committee.

     Section 3. CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. The Chairman of the Board shall be the Chief Executive Officer. The Chairman of the Board shall be a member of the Board and shall preside as Chairman of the Board at meetings of the Board and as Chairman at shareholder's(s') meetings. The Chairman of the Board shall have general executive supervision of the business and affairs of the Association and shall be an ex officio member of all committees, except committees on which officers of the Association are prohibited from serving by the laws of the United States or these Bylaws.

     During the temporary absence or inability to act of the Chairman of the Board, the Vice Chairman or an officer who shall have been designated by the Chairman of the Board shall perform the duties and have the authority of the Chairman of the Board. In the absence or disability of such officer and if another officer shall have not been designated by the Chairman of the Board, an officer designated by the Board or the Executive Committee shall perform such duties and have such authority.

     Section 4. VICE CHAIRMAN. The Vice Chairman shall perform such duties as assigned by the Chairman of the Board. The Vice Chairman may preside at meetings of the Board upon request of the Chairman or in the absence of the Chairman of the Board. He shall also serve the Association in an advisory capacity and shall have such other powers and duties as may from time to time be assigned to him by the Board.

     Section 5. PRESIDENT. The President shall perform such duties as assigned by the Chairman of the Board. The President may preside at meetings of the Board upon request of the Chairman or, in the absence of the Chairman of the Board and Vice Chairman. He shall also serve the Association in an advisory capacity and shall have such other powers and duties as may from time to time be assigned to him by the Board.

     Section 6. EXECUTIVE VICE PRESIDENTS. The Board or the Executive Committee may elect one or more Executive Vice Presidents, with such accountabilities, responsibilities, and authority as may be prescribed by the Chairman of the Board.

     In addition to regularly assigned accountabilities and responsibilities, the Executive Vice Presidents shall serve on such committees, represent the Association at such meetings and conventions, and perform such other functions as may be directed by the Chairman of the Board.

     Section 7. SENIOR VICE PRESIDENTS. The Board or the Executive Committee may elect one or more Senior Vice Presidents, with such accountabilities, responsibilities, and authority as may be prescribed by the Chairman of the Board or other appropriate senior authority.

     In addition to regularly assigned accountabilities and responsibilities, the Senior Vice Presidents shall serve on such committees, represent the Association at such meetings and conventions, and perform such other functions as may be directed by appropriate senior authority.

     Section 8. VICE PRESIDENTS. Each Vice President shall have the powers and duties customarily attaching to such office subject to such limitations as the Board may prescribe and shall have such other duties and powers as the Board may designate.

     Section 9. SECRETARY. The Secretary shall keep accurate minutes of all meetings of the shareholder(s) of the Association and shall give notices required by these Bylaws. He or she shall have custody of the Association's seal, records, documents and papers unless otherwise provided by the Bylaws or by the Board, and he or she shall have such other powers and duties as may from time to time be assigned by the Board including, but not limited to, the duties of the Cashier.

     Section 10. ASSISTANT SECRETARY. The Board may elect an Assistant Secretary who, in the absence of the Secretary, shall perform the duties of the Secretary.

     Section 11. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be responsible for the efficiency of the operating departments of the Association and it shall be his or her responsibility to maintain an effective control of the Association's operating expenses. The Chief Financial Officer shall be responsible through designated supervisors for the effective operations of other organizational groupings with duties related to the fiscal functions. It shall be his or her duty to report to the Board or the Executive Committee, when requested, on any matter pertaining to the general operations of the Association.

     Section 12. COMPTROLLER. Under the direction of the Chairman of the Board or the Chief Financial Officer, the Comptroller shall have the powers and duties customarily attached to such office subject to such limitations as the Board may prescribe and shall have such other duties and powers as the Chairman of the Board or Chief Financial Officer may designate.

     Section 13. GENERAL AUDITOR. The Board shall appoint an Audit Director.

     The Audit Director, with the concurrence of the Audit Committee, shall develop and implement a strategic audit plan, and an efficient and effective audit program consistent with generally accepted auditing standards. The strategic audit plan shall contribute to the goals and objectives of the Association. Through implementation of the strategic audit plan and the audit program, the Audit Director is responsible for determining and reporting to management and to the Audit Committee: the Association's adherence to policies and procedures; the adequacy and effectiveness of the Association's system of internal controls; the proper recording of the Association's assets, liabilities, income, and expense; and, the Association's compliance with applicable laws and regulations.

     The Audit Director shall have access to all Association records and personnel necessary for the timely completion of official duties.

     The Audit Director shall be accountable to the Board through the Audit Committee; for administrative purposes, the Audit Director shall be responsible to the President of the Board.

     Section 14. CASHIER. Under the direction of the Chairman of the Board or officer acting under the authority of the Chairman of the Board, the Cashier shall be accountable for compliance by the Association with Federal and State statutes and regulations as may be applicable.

     Section 15. OTHER EMPLOYEES. The Board or the Chairman of the Board may appoint, from time to time, such agents and nonofficer employees as it may deem advisable for the prompt and orderly transaction of the business of the Association, define their duties, fix the salaries to be paid them and dismiss them. Subject to the authority of the Board, the Chairman of the Board, or any other officer of the Association authorized by him, may appoint and dismiss all or any nonofficer employees and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

     Section 16. DUTIES AND BONDS. The accountabilities, responsibilities and authority of the officers shall be as provided by law, or specifically set forth in these Bylaws, or shall be such as have been or may be prescribed and established by the Board or the Executive Committee at any time or from time to time. For officers whose major accountabilities and responsibilities are set forth in these Bylaws, the Chairman of the Board or officer acting under the authority of the Chairman of the Board may, at any time or from time to time, add new or collateral accountabilities and responsibilities to meet the needs of the Association.

     Accountabilities and responsibilities of officers shall be such as have been set forth in job description summaries prepared and approved in accordance with procedures established by the Chairman of the Board.

     Authority of officers to sign documents on behalf of the Association shall be prescribed in Article 7 of these Bylaws. When the signatures of two officers are required, a person holding two offices shall act or sign only in his or her capacity as one of such officers.

     The Board shall provide for such fidelity insurance and surety bonds covering the officers and employees of the Association as it may determine to be prudent and advisable in the interest.of the Association.

     Section 17. ABSENT OFFICERS. When any officer is absent from the Association, the Chairman of the Board may designate another officer to perform the duties of the absent officer.

                                    ARTICLE 5

                          STOCK AND STOCK CERTIFICATES

     Section 1. TRANSFERS. Shares of stock shall be transferable only on the books of the Association, subject to the restrictions and provisions of the national banking laws, and a transfer book shall be provided in which all assignments and transfers of stock shall be made. The transfer of stock shall be suspended during shareholder'(s') meetings.

     Section 2. STOCK CERTIFICATES. Certificates of stock shall be signed by either the Chairman of the Board, the Vice Chairman, the President, or Executive Vice President, and attested by the Secretary, Cashier, Assistant Secretary or Assistant Cashier, and the seal of the Association impressed thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association upon surrender of the.certificate and shall contain the provisions required by statute.


                                    ARTICLE 6

                                 CORPORATE SEAL

     Section 1. IMPRESSION. The following is an impression of the seal adopted by the Board.

               (SEAL)

     Section 2. OFFICER'S AUTHORITY. The Chairman of the Board, the Vice Chairman, the President, an Executive Vice President, a Senior Vice President, a Vice-President, an Assistant Vice-President, the Cashier, the General Auditor, the Secretary, an Assistant Cashier, an Assistant Secretary, an Investment officer, a Trust Officer or an Assistant Trust Officer shall have the authority to affix the corporate seal to documents.


                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     Section 1. RECORDS. The Articles of Association, the Bylaws and the proceedings of all meetings of the shareholder(s), the Board, the Executive Committee and any other committee of the Board, shall be recorded in appropriate minute books. The minutes of each such meeting shall be signed by the Secretary or Assistant Secretary or other officer appointed to act as Secretary of the meeting.

     Section 2. FISCAL YEAR. The fiscal year of the Association shall be the calendar year.

     Section 3. EXECUTION OF INSTRUMENTS. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman of the Board, the Vice Chairman, the President, or Chairman of the Executive Committee, or any Executive Vice President, or any Senior Vice President, or any Vice President, or the Secretary, or the Cashier, or the Assistant Secretary, or any Investment Officer, or any Assistant Cashier, or if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered, or accepted in behalf of the Association in such other manner and by such other officers as the Board may from time to time direct. The signature of any officer affixed to any deed, mortgage or other instrument affecting real property must be attested by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or by any Assistant Vice President or other senior officer who, for this purpose, is authorized to utilize the title of Assistant Cashier in conjunction with his or her designated title.

     Section 4. BANKING HOURS. The hours the Association shall be open for business shall be fixed by the Board; provided the Executive Committee, or the Chairman of the Board, may, when in its, or his or her, opinion reasonable cause exists, change the banking hours or close the Association on any particular day or days.

     Section 5. RANSOM. Any funds paid to accomplish the release, whether or not achieved, of a director, officer, or other employee of the Association (or any members of the family of any of the foregoing) as the result of a ransom demand, shall be considered as an expense by the Association in its efforts to safeguard the lives of any of the above, which the Association considers to be its obligations. In no way shall such funds so paid be considered as remuneration to the person so ransomed, nor to the person receiving the ransom demand.

     Section 6. EMERGENCIES. The Board shall have the power, in the absence or disability of any officer, or upon the refusal of any officer to act, to delegate and prescribe such officer's powers and duties to any other officer, or to any director, for the time being.

     In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Association by its directors and officers as contemplated by these Bylaws, any two or more available members of the then incumbent Executive Committee shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the Association in accordance with the provisions of Article 3 of these Bylaws; and in addition, such Committee shall be empowered to exercise all of the powers reserved to the Trust Committee under Article 3 hereof. In the event of the unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the Association in accordance with the foregoing provisions of this Section. This bylaw shall be subject to implementation by resolutions of the Board passed from time to time for that purpose, and any provisions of these Bylaws (other than this Section) and any resolutions which are contrary to the provisions of this Section or to the provisions of any such implementary resolutions shall be suspended until a majority of the Board is available to direct the conduct and management of the Association's affairs and business under all of the other provisions of these Bylaws.


                                    ARTICLE 8

                            INSPECTION AND AMENDMENTS

     Section 1. INSPECTION. A copy of the Bylaws, with all amendments to date, shall at all times be kept at the office of the Association, and shall be open for inspection by all shareholder(s), during banking hours.

     Section 2. AMENDMENTS. These Bylaws may be amended, repealed, or new bylaws adopted, at any regular meeting of the Board, without prior notice, or at any special meeting called for this purpose, by a vote of the majority of the whole number of directors.


                                    ARTICLE 9

     These Bylaws supersede all prior Bylaws and to this end all prior Bylaws are hereby repealed.

     The foregoing seventeen pages are a true and correct copy of the Bylaws of Boatmen's First National Bank of Oklahoma as amended as of this date, July 25, 1991.

                                                                       EXHIBIT 3

                                  CERTIFICATION

                    BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA


     I, Sam D. Ott, Vice President, General Counsel and Assistant Secretary to the Board of Directors for Boatmen's First National Bank of Oklahoma, do hereby certify that the following assumptions, merger and name changes were effective:

     JULY 14, 1986
     First Interstate Bank of Oklahoma City, N.A. assumed certain liabilities and acquired certain assets from the Federal Deposit Insurance Corporation, Receiver of The First National Bank and Trust Company of Oklahoma City

     Merger of Oklahoma National Bank and Trust Company, Oklahoma City, into First Interstate Bank of Oklahoma, N.A.


     JULY 18, 1986
     First Interstate Bank of Oklahoma City, N.A. changed its name to First Interstate Bank of Oklahoma, N.A.

     NOVEMBER 20, 1986
     First Interstate Bank of Oklahoma, N.A. assumed certain liabilities and acquired certain assets from the Federal Deposit Insurance Corporation, Liquidating Agent of Norman Bank of Commerce, Norman, Oklahoma.


     MARCH 12, 1987
     First Interstate Bank of Oklahoma, N.A. assumed certain liabilities and acquired certain assets from the Federal Deposit Insurance Corporation, Liquidating Agent of Expressway Bank, Oklahoma City, Oklahoma.


     MAY 18, 1989
     First interstate Bank of Oklahoma, N.A. assumed certain liabilities and acquired certain assets from the Federal Deposit Insurance Corporation, Receiver of Bank of Edmond, N.A.


     AUGUST 1, 1991
     First Interstate Bank of Oklahoma, N.A. changed its name to Boatmen's First National Bank of Oklahoma

     MAY 1, 1992
     Merger of Founders Bank & Trust Company, Oklahoma City into Boatmen's First National Bank of Oklahoma


     NOVEMBER 2, 1992
     Merger of Security Bank, Tulsa into Boatmen's First National Bank of
     Oklahoma

     Merger of First Bank of Catoosa into Boatmen's First National Bank of Oklahoma

     Executed this 24th day of July 1995.


                                   /s/ Sam D. Ott
                                   --------------------------------------------
                                   Sam D. Ott


(SEAL)

                                     [Logo]
-------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
-------------------------------------------------------------------------------

Washington, D.C. 20219



August 13, 1986



Mr. James G. Cairns, Jr.
First Interstate Bank of Oklahoma
City National Association
120 North Robinson
Oklahoma City, Oklahoma 73102


Dear Mr. Cairns:

This letter is the official certification of the approval of the Comptroller of the Currency for First Interstate Bank of Oklahoma City, National Association, (Charter No. 21296), Oklahoma City, Oklahoma to purchase certain assets and assume certain liabilities of The First National Bank and Trust Company of Oklahoma City, (Charter No. 4862), Oklahoma City, Oklahoma, effective July 14, 1986.

Approval is also given to First Interstate Bank of Oklahoma City, National Association, a newly chartered bank, to operate its main office at 120 North Robinson Street, Oklahoma City, Oklahoma (former location of The First National Bank and Trust Company of Oklahoma City.

Enclosed is a copy of the decision rendered in connection with this transaction.



/s/ Robert L. Clarke
--------------------
Robert L. Clarke
Comptroller of the Currency

Charter No. 21296

                                     [Logo]
-------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
-------------------------------------------------------------------------------

Southwestern District Office
500 North Akard, Suite 1600
Dallas, TX  75201-3394



August 9, 1991



The Board of Directors
First Interstate Bank of
Oklahoma, National Association
Attn:  Sam D. Ott
Post Office Box 25189
Oklahoma City, Oklahoma  73125-0189

Re:  Change of Title Application No. 91-SW-04-015

Dear Board Members:

This is in response to your letter dated July 25, 1991, notifying this office of a change of title for your bank.

The records of the Office have been changed to reflect the change of title of the bank

          From:  First Interstate Bank of Oklahoma,
                 National Association
                 Oklahoma City, Oklahoma

          To:    Boatmen's First National Bank of Oklahoma

          Effective:  August 1, 1991

As a result of the Garn-St. Germain depository Institutions Act of 1982, this Office is no longer responsible for the approval of national bank name changes; nor does it maintain official records on the use of alternate titles. However, national banks are required by 12 CFR 5.42, as amended March 1, 1983, to notify the appropriate District Office of any change of title.

Boatmen's First National Bank
August 9, 1991
Page 2

The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's Board of Directors. Legal counsel should be consulted to determine whether or not any title proposed, or previously used, could be challenged by competing institutions under the provisions of Federal or State law.

Very truly yours,




/s/ Edward M. Graves
--------------------
Edward M. Graves
Director for Analysis

                    BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA



                                                            Exhibit 4

                                August 14, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Gentlemen:

     The undersigned, Boatmen's First National Bank of Oklahoma, (the "Bank"), has filed a Form T-1 under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), to act as trustee under a trust indenture with Oklahoma Gas and Electric Company. In connection with such filing, the undersigned hereby consents in accordance with Section 321 (b) of the Trust Indenture Act that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                   Very truly yours,

                                   BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA



                                   By: /s/ Sue Shipman
                                       --------------------------------
                                       Vice President

                              Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                              Federal Deposit Insurance Corporation
                              OMB Number: 3064-0052

                              Office of the Comptroller of the Currency
                              OMB Number: 1557-0081

                              Expires March 31, 1996

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
-------------------------------------------------------------------------------
                                                                           /1/
                                                  Please refer to page i,
                                                  Table of Contents, for
                                                  the required disclosure
                                                  of estimated burden.
[Logo]
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF $300 MILLION OR MORE--FFIEC 032

REPORT AT THE CLOSE OF BUSINESS June 30, 1995     (950630)
                                                  ---------
                                                  (RCRI 9999)

This report is required by law: 12 USC Section 324 (State member banks); 12 USC
Section 1817 (State nonmember banks); and 12 USC Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
-------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Joe T. Shockley, Jr., President, Tulsa region and C.F.O. (Name and Title of Officer Authorized to Sign Report) of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Joe T. Shockley, Jr.
--------------------------------------------
Signature of Officer Authorized to Sign Report

7/27/95
--------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
-----------------------------------------------
Director (Trustee)

/s/
-----------------------------------------------
Director (Trustee)

/s/
-----------------------------------------------
Director (Trustee)
-------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
-------------------------------------------------------------------------------
FDIC Certificate Number  26718          _                                     _
                         ----------    |                                       |
                         [RCP 9050]
                                        CALL NO. 192        32         06-30-95
                                        CERT: 26718      00021     STBK 40-2545

                                        BOATMEN'S FIRST NATIONAL BANK OF OKL
                                        P.O. BOX 25189
                                        OKLAHOMA CITY, OK  73125

                                       |                                       |
                                        _                                     _

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                          Page i
                                                                             /2/

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of $300 Million or More
-------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             COVER

REPORT OF INCOME
Schedule RI--Income Statement  . . . . . . . . . . . . . . . . . . . .RI-1, 2, 3
Schedule RI-A--Changes in Equity Capital . . . . . . . . . . . . . . . . . .RI-3
Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RI-4, 5
Schedule RI-C--Applicable Income Taxes by
  Taxing Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . .RI-5
Schedule RI-E--Explanations  . . . . . . . . . . . . . . . . . . . . . . RI-5, 6

REPORT OF CONDITION

Schedule RC--Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . RC-1, 2
Schedule RC-A--Cash and Balances Due
  From Depository Institutions . . . . . . . . . . . . . . . . . . . . . . .RC-3
Schedule RC-B--Securities  . . . . . . . . . . . . . . . . . . . . . .RC-3, 4, 5
Schedule RC-C--Loans and Lease Financing Receivables:
  Part I. Loans and Leases . . . . . . . . . . . . . . . . . . . . . . . RC-6, 7
  Part II. Loans to Small Businesses and
    Small Farms (included in the forms for
    June 30 only)  . . . . . . . . . . . . . . . . . . . . . . . . . . RC-7a, 7b
Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks) . . . . . . . . . . . . . . . . .RC-8
Schedule RC-E--Deposit Liabilities . . . . . . . . . . . . . . . . . . .RC-9, 10
Schedule RC-F--Other Assets  . . . . . . . . . . . . . . . . . . . . . . . RC-11
Schedule RC-G--Other Liabilities . . . . . . . . . . . . . . . . . . . . . RC-11
Schedule RC-K--Quarterly Averages  . . . . . . . . . . . . . . . . . . . . RC-12
Schedule RC-L--Off-Balance Sheet
  Items  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RC-13, 14, 15
Schedule RC-M--Memoranda . . . . . . . . . . . . . . . . . . . . . . . RC-16, 17
Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets  . . . . . . . . . . . . . . . . . . RC-18, 19
Schedule RC-O--Other Data for Deposit
  Insurance Assessments  . . . . . . . . . . . . . . . . . . . . . . . RC-20, 21
Schedule RC-R--Risk-Based Capital  . . . . . . . . . . . . . . . . . . RC-22, 23
Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income  . . . . . . . . . . . . . . . . . . . . . . . . RC-24

SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)


DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 30.7 hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C.  20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


Legal Title of Bank:     Boatmen's First National Bank of Oklahoma                       Call Date: 6/30/95 ST-BK: 40-2545 FFIEC 032
Address:                 211 N. Robinson                                                                                   Page RI-1
City, State  Zip:        Oklahoma City, OK 73125
FDIC Certificate No.:    26718


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1995-JUNE 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT
                                                                                                              ---------
                                                                                                                1380    (-
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                                 //////////////////
   a. Interest and fee income on loans:                                                             //////////////////
      (1) Loans secured by real estate ..........................................................   4011        18,266  1.a.(1)
      (2) Loans to finance agricultural production and other loans to farmers ...................   4024         1,444  1.a.(2)
      (3) Commercial and industrial loans .......................................................   4012        12,279  1.a.(3)
      (4) Loans to individuals for household, family, and other personal expenditures:              //////////////////
          (a) Credit cards and related plans ....................................................   4054           233  1.a.(4)(a)
          (b) Other .............................................................................   4055        11,987  1.a.(4)(b)
      (5) Loans to foreign governments and official institutions ................................   4056             0  1.a.(5)
      (6) Obligations (other than securities and leases) of states and political subdivisions in    //////////////////
          the U.S.:                                                                                 //////////////////
          (a) Taxable obligations ...............................................................   4503             0  1.a.(6)(a)
          (b) Tax-exempt obligations ............................................................   4504           566  1.a.(6)(b)
      (7) All other loans .......................................................................   4058           341  1.a.(7)
   b. Income from lease financing receivables:                                                      //////////////////
      (1) Taxable leases ........................................................................   4505             0  1.b.(1)
      (2) Tax-exempt leases .....................................................................   4307             0  1.b.(2)
   c. Interest income on balances due from depository institutions(1) ...........................   4115             6  1.c.
   d. Interest and dividend income on securities:                                                   //////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .......   4027         8,874  1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                       //////////////////
          (a) Taxable securities ................................................................   4506             0  1.d.(2)(a)
          (b) Tax-exempt securities .............................................................   4507           549  1.d.(2)(b)
      (3) Other domestic debt securities ........................................................   3657            56  1.d.(3)
      (4) Foreign debt securities ...............................................................   3658             0  1.d.(4)
      (5) Equity securities (including investments in mutual funds) .............................   3659           431  1.d.(5)
   e. Interest income from assets held in trading accounts ......................................   4069             0  1.e.
   f. Interest income on federal funds sold and securities purchased under agreements to resell .   4020           992  1.f.
   g. Total interest income (sum of items 1.a through 1.f) ......................................   4107        56,018  1.g.
                                                                                                   --------------------

--------------
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:     Boatmen's First National Bank of Oklahoma                       Call Date: 6/30/95 ST-BK: 40-2545 FFIEC 032
Address:                 211 N. Robinson                                                                                   Page RI-2
City, State  Zip:        Oklahoma City, OK 73125
FDIC Certificate No.:    26718
SCHEDULE RI--CONTINUED


                                                                                  ------------------
                                                                                     Year-to-date
                                                                                --------------------
                                                   Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 2. Interest expense:                                                            //////////////////
    a. Interest on deposits:                                                     //////////////////
       (1) Transaction accounts (NOW accounts, ATS accounts, and                 //////////////////
           telephone and preauthorized transfer accounts) .....................  4508         2,031  2.a.(1)
       (2) Nontransaction accounts:                                              //////////////////
           (a) Money market deposit accounts (MMDAs) ..........................  4509         4,528  2.a.(2)(a)
           (b) Other savings deposits .........................................  4511           792  2.a.(2)(b)
           (c) Time certificates of deposit of $100,000 or more ...............  4174         2,149  2.a.(2)(c)
           (d) All other time deposits ........................................  4512         8,358  2.a.(2)(d)
    b. Expense of federal funds purchased and securities sold under              //////////////////
       agreements to repurchase ...............................................  4180         6,524  2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on               //////////////////
       other borrowed money ...................................................  4185         1,195  2.c.
    d. Interest on mortgage indebtedness and obligations under                   //////////////////
       capitalized leases .....................................................  4072             0  2.d.
    e. Interest on subordinated notes and debentures ..........................  4200             0  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ..................  4073        25,577  2.f.
                                                                                                     -----------------------
 3. Net interest income (item 1.g minus 2.f) ..................................  //////////////////  RIAD 4074      30,441   3.
                                                                                                     -----------------------
 4. Provisions:                                                                  //////////////////
                                                                                                     -----------------------
    a. Provision for loan and lease losses ....................................  //////////////////  RIAD 4230       2,175   4.a.
    b. Provision for allocated transfer risk ..................................  //////////////////  RIAD 4243           0   4.b.
                                                                                                     -----------------------
 5. Noninterest income:                                                          //////////////////
    a. Income from fiduciary activities .......................................  4070           736  5.a.
    b. Service charges on deposit accounts ....................................  4080         7,631  5.b.
    c. Trading gains (losses) and fees from foreign exchange                     //////////////////
       transactions ...........................................................  4075             0  5.c.
    d. Other foreign transaction gains (losses) ...............................  4076            15  5.d.
    e. Other gains (losses) and fees from trading assets and liabilities ......  4077             0  5.e.
    f. Other noninterest income:                                                 //////////////////
       (1) Other fee income ...................................................  5407         2,855  5.f.(1)
       (2) All other noninterest income* ......................................  5408         1,104  5.f.(2)
                                                                                                     -----------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ................  //////////////////  RIAD 4079      12,341   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .................  //////////////////  RIAD 3521           0   6.a.
    b. Realized gains (losses) on available-for-sale securities ...............  //////////////////  RIAD 3196           0   6.b.
                                                                                                     -----------------------
 7. Noninterest expense:                                                         //////////////////
    a. Salaries and employee benefits .........................................  4135         9,424  7.a.
    b. Expenses of premises and fixed assets (net of rental income)              //////////////////
       (excluding salaries and employee benefits and mortgage interest) .......  4217         3,798  7.b.
    c. Other noninterest expense* .............................................  4092        15,258  7.c.
                                                                                                     -----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ...............  //////////////////  RIAD 4093      28,480   7.d.
                                                                                                     -----------------------
 8. Income (loss) before income taxes and extraordinary items and other          //////////////////
                                                                                                     -----------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d) .  //////////////////  RIAD 4301      12,127   8.
 9. Applicable income taxes (on item 8) .......................................  //////////////////  RIAD 4302       1,426   9.
                                                                                                     -----------------------
10. Income (loss) before extraordinary items and other adjustments               //////////////////
                                                                                                     -----------------------
    (item 8 minus 9) ..........................................................  //////////////////  RIAD 4300       7,701   10.
                                                                                                     -----------------------
11. Extraordinary items and other adjustments:                                   //////////////////
    a. Extraordinary items and other adjustments, gross of income                //////////////////
       taxes* .................................................................  4310             0  11.a.
    b. Applicable income taxes (on item 11.a)* ................................  4315             0  11.b.
    c. Extraordinary items and other adjustments, net of income taxes            //////////////////
                                                                                                     -----------------------
       (item 11.a minus 11.b) .................................................  //////////////////  RIAD 4320           0   11.c.
12. Net income (loss) (sum of items 10 and 11.c) ..............................  //////////////////  RIAD 4340       7,701   12.
                                                                                --------------------------------------------

--------------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:     Boatmen's First National Bank of Oklahoma                       Call Date: 6/30/95 ST-BK: 40-2545 FFIEC 032
Address:                 211 N. Robinson                                                                                   Page RI-3
City, State  Zip:        Oklahoma City, OK 73125
FDIC Certificate No.:    26718
SCHEDULE RI--CONTINUED



                                                                                                             ----------
                                                                                                                1381    (-
                                                                                                       ----------------
Memoranda                                                                                                 Year-to-date
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired            //////////////////
    after August 7, 1986, that is not deductible for federal income tax purposes ................   4513            98  M.1.
 2. Income from the sale and servicing of mutual funds and annuities (included in                   //////////////////
    Schedule RI, item 8) ........................................................................   8431             0  M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b. above ...   4309             0  M.3.
 4. Number of full-time equivalent employees on payroll at end of current period                    ////        Number
    (round to nearest whole number) .............................................................   4150           442  M.4.
 5-6. Not applicable.                                                                               //////////////////
 7. If the reporting bank has restated its balance sheet as a result of applying push down          ////      MM DD YY
    accounting this calendar year, report the date of the bank's acquisition .....................  9106      00/00/00  M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)            //////////////////
    (included in Schedule RI, items 5.c and 5.e):                                                   //////////////////
    a. Interest rate exposures ..................................................................   8757             0  M.8.a.
    b. Foreign exchange exposures ...............................................................   8758             0  M.8.b.
    c. Equity security and index exposures ......................................................   8759             0  M.8.c.
    d. Commodity and other exposures ............................................................   8760             0  M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:         //////////////////
    a. Net increase (decrease) to interest income ...............................................   8761          (292) M.9.a.
    b. Net (increase) decrease to interest expense ..............................................   8762             0  M.9.b.
    c. Other (noninterest) allocations ..........................................................   8763             0  M.9.c.
                                                                                                   --------------------

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                             ----------
                                                                                                                1383    (-
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1994, Reports of                   //////////////////
    Condition and Income ........................................................................   3215       169,300   1.
 2. Equity capital adjustments from amended Reports of Income, net* .............................   3216             0   2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ........................   3217       169,300   3.
 4. Net income (loss) (must equal Schedule RI, item 12) .........................................   4340         7,701   4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ..........................   4346             0   5.
 6. Changes incident to business combinations, net ..............................................   4356             0   6.
 7. LESS: Cash dividends declared on preferred stock ............................................   4470             0   7.
 8. LESS: Cash dividends declared on common stock ...............................................   4460         1,325   8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions       //////////////////
    for this schedule) ..........................................................................   4411             0   9.
10. Corrections of material accounting errors from prior years*(see instructions for this schedule) 4412             0  10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ............   8433         3,696  11.
12. Other transactions with parent holding company* (not included in item 5, 7, or 8 above) .....   4415        (1,814) 12.
13. Total equity capital end of current period (sum of items 3 through 12) (must equal              //////////////////
    Schedule RC, item 28) .......................................................................   3210       177,558  13.
                                                                                                   --------------------

--------------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:     Boatmen's First National Bank of Oklahoma                       Call Date: 6/30/95 ST-BK: 40-2545 FFIEC 032
Address:                 211 N. Robinson                                                                                   Page RI-4
City, State  Zip:        Oklahoma City, OK 73125
FDIC Certificate No.:    26718


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN
               ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES


                                                                                                             ----------
                                                                                                                1386    (-
Part I excludes charge-offs and recoveries through the                        -----------------------------------------
allocated transfer risk reserve.                                                   (Column A)          (Column B)
                                                                                  Charge-offs          Recoveries
                                                                              -----------------------------------------
                                                                                       Calendar year-to-date
                                                                              -----------------------------------------
                                                 Dollar Amounts in Thousands   RIAD  Bil Mil Thou   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:                                              //////////////////   //////////////////
    a. To U.S. addressees (domicile) .......................................   4651             0   4661             0  1.a.
    b. To non-U.S. addressees (domicile) ...................................   4652             0   4662             0  1.b.
2.  Loans to depository institutions and acceptances of other banks:           //////////////////   //////////////////
    a. To U.S. banks and other U.S. depository institutions ................   4653             0   4663             0  2.a.
    b. To foreign banks ....................................................   4654             0   4664             0  2.b.
3.  Loans to finance agricultural production and other loans to farmers ....   4655             0   4665             0  3.
4.  Commercial and industrial loans:                                           //////////////////   //////////////////
    a. To U.S. addressees (domicile) .......................................   4645           527   4617           271  4.a.
    b. To non-U.S. addressees (domicile) ...................................   4646             0   4618             0  4.b.
5.  Loans to individuals for household, family, and other personal             //////////////////   //////////////////
    expenditures:                                                              //////////////////   //////////////////
    a. Credit cards and related plans ......................................   4656             0   4666             0  5.a.
    b. Other (includes single payment, installment, and all student loans) .   4657         2,091   4667           598  5.b.
6.  Loans to foreign governments and official institutions .................   4643             0   4627             0  6.
7.  All other loans ........................................................   4644             0   4628             0  7.
8.  Lease financing receivables:                                               //////////////////   //////////////////
    a. Of U.S. addressees (domicile) .......................................   4658             0   4668             0  8.a.
    b. Of non-U.S. addressees (domicile) ...................................   4659             0   4669             0  8.b.
9.  Total (sum of items 1 through 8) .......................................   4635         2,618   4605           869  9.
                                                                              -----------------------------------------

                                                                              -----------------------------------------
                                                                                    (Column A)          (Column B)
                                                                                   Charge-offs          Recoveries
                                                                              -----------------------------------------
Memoranda                                                                              Calendar year-to-date
                                                                              -----------------------------------------
                                                 Dollar Amounts in Thousands   RIAD  Bil Mil Thou   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1.-3. Not applicable.                                                          //////////////////   //////////////////
4.  Loans to finance commercial real estate, construction, and land            //////////////////   //////////////////
    development activities (not secured by real estate) included in            //////////////////   //////////////////
    Schedule RI-B, part I, items 4 and 7, above ............................   5409             0   5410             0  M.4.
5.  Loans secured by real estate (sum of Memorandum items 5.a through 5.e      //////////////////   //////////////////
    must equal sum of Schedule RI-B, part I, items 1.a and 1.b, above):        //////////////////   //////////////////
    a. Construction and land development ...................................   3582             0   3583             0  M.5.a.
    b. Secured by farmland .................................................   3584             0   3585             0  M.5.b.
    c. Secured by 1-4 family residential properties:                           //////////////////   //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential         //////////////////   //////////////////
           properties and extended under lines of credit ...................   5411             0   5412             0  M.5.c.(1)
       (2) All other loans secured by 1-4 family residential properties ....   5413             0   5414             0  M.5.c.(2)
    d. Secured by multifamily (5 or more) residential properties ...........   3588             0   3589             0  M.5.d.
    e. Secured by nonfarm nonresidential properties ........................   3590             0   3591             0  M.5.e.
                                                                              -----------------------------------------


Legal Title of Bank:     Boatmen's First National Bank of Oklahoma                       Call Date: 6/30/95 ST-BK: 40-2545 FFIEC 032
Address:                 211 N. Robinson                                                                                   Page RI-5
City, State  Zip:        Oklahoma City, OK 73125
FDIC Certificate No.:    26718
SCHEDULE RI-B--CONTINUED


PART II.  CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES


                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income ........   3124        19,356  1.
2. Recoveries (must equal part I, item 9, column B above) .......................................   4605           869  2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................   4635         2,618  3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) .......................   4230         2,175  4.
5. Adjustments* (see instructions for this schedule) ............................................   4815             0  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,                //////////////////
   item 4.b) ....................................................................................   3123        19,782  6.
                                                                                                   --------------------

--------------
*Describe on Schedule RI-E--Explanations.



SCHEDULE RI-C--APPLICABLE INCOME TAXES BY TAXING AUTHORITY


                                                                                                             ----------
Schedule RI-C is to be reported with the December Report of Income.                                             1389    (-
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Federal ......................................................................................   4780           N/A  1.
2. State and local ..............................................................................   4790           N/A  2.
3. Foreign ......................................................................................   4795           N/A  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ...........   4770           N/A  4.
                                                                      -----------------------------
5. Deferred portion of item 4 ........................................  RIAD 4772             N/A   //////////////////  5.
                                                                      -------------------------------------------------


SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                             ----------
                                                                                                                1395    (-
                                                                                                     ------------------
                                                                                                        Year-to-date
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))                                    //////////////////
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                     //////////////////
   a. Net gains on other real estate owned ......................................................   5415             0  1.a.
   b. Net gains on sales of loans ...............................................................   5416           328  1.b.
   c. Net gains on sales or premises and fixed assets............................................   5417             0  l.c.
   Itemize and describe the three largest other amounts that exceed 10% of                          //////////////////
   Schedule RI, item 5.f.(2):                                                                       //////////////////
      -------------
   d.   TEXT 4461   Recognition of prior period excess income                                       4461           183  1.d.
      ---------------------------------------------------------------------------------------------
   e.   TEXT 4662                                                                                   4662                1.e.
      ---------------------------------------------------------------------------------------------
   f.   TEXT 4663                                                                                   4663                1.f.
      -----------------------------------------------------------------------------------------------------------------

                                        7


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-8545 FFIEC 032
Address:  211 N Robinson                                                                                                   Page RI-6
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RI-E--CONTINUED
                                                                                                         --------------
                                                                                                          Year-to-date
-----------------------------------------------------------------------------------------------------------------------
Dollar Amounts in Thousands                                                                         RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):                                          //////////////////
   a. Amortization expense of intangible assets...................................................  4531         2,582  2.a.
      Report amounts that exceed 10% of Schedule RI, item 7.c:                                      //////////////////
   b. Net Losses on other real estate owned.......................................................  5418             0  2.b.
   c. Net Losses on sales of loans................................................................  5419             0  2.c.
   d. Net Losses on sales of premises and fixed assets............................................  5420             0  2.d.
      Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c://////////////////
      ---------
   e. TEXT 4464  Data Processing expense                                                            4464        6,196   2.e.
      --------------------------------------------------------------------------------------------
   f. TEXT 4467  Bank examination assessments                                                       4467        1,536   2.f.
      --------------------------------------------------------------------------------------------
   g. TEXT 4468                                                                                     4468                2.g.
      --------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable           /////////////////
   income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary          /////////////////
   items and other adjustments):                                                                    /////////////////
          ---------
   a. (1) TEXT 4469                                                                                 4469                3.a.(1)
          ----------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                      RIAD 4486               /////////////////   3.a.(2)
          ---------                                                         ----------------------
   b. (1) TEXT 4487                                                                                 4487                3.b.(1)
          ----------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                      RIAD 4488               ////////////////    3.b.(2)
          ---------                                                         ----------------------
   c. (1) TEXT 4489                                                                                 4489                3.c.(1)
          ----------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                      RIAD 4491               ///////////////     3.c.(2)
                                                                            ----------------------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)           ///////////////
   (itemize and describe all adjustments):                                                          ///////////////
      ---------
   a. TEXT 4492                                                                                     4492                4.a.
      ____________________________________________________________________________________________
   b. TEXT 4493                                                                                     4493                4.b.
      --------------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years                           ///////////////
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):        ///////////////
      ----------
   a. TEXT 4494                                                                                     4494                5.a.
      --------------------------------------------------------------------------------------------
   b. TEXT 4495                                                                                     4495                5.b.
      --------------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)         ///////////////
   (itemize and describe all corrections):                                                          ///////////////
      ---------
   a. TEXT 4496                                                                                     4496                6.a.
      -------------------------------------------------------------------------------------------
   b. TEXT 4497                                                                                     4497                6.b.
      -------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 12)                     ///////////////
   (itemize and describe all such transactions):                                                    ///////////////
      ---------
   a. TEXT 4498  Dividend fixed assets                                                              4498      (1,814)   7.a.
      -------------------------------------------------------------------------------------------
   b. TEXT 4499                                                                                     4499                7.b.
      -------------------------------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)         ///////////////
   (itemize and describe all adjustments):                                                          ///////////////
      ---------
   a. TEXT 4521                                                                                     4521                8.a.
      -------------------------------------------------------------------------------------------
   b. TEXT 4522                                                                                     4522                8.b.
      ----------------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its           1398    1399      (-
   option, any other significant items affecting the Report of Income):
   No comment /x/ (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N Robinson                                                                                                   Page RC-1
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1995

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET
                                                                                                              ----
                                                                                                              C300      (-
                                                                                                    -----------------
                                                                    Dollar Amounts in Thousands     RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              /////////////////
1. Cash and balances due from depository institutions (from Schedule RC-A):                         /////////////////
   a. Noninterest-bearing balances and currency and coin (1).....................................   0081      163,361   1.a.
   b. Interest-bearing balances (2)..............................................................   0071            0   1.b.
2. Securities:                                                                                      /////////////////
   a. Held-to-maturity securities (from Schedule RC-B, column A).................................   1754      153,246   2.a.
   b. Available-for-sale securities (from Schedule RC-B, column D)...............................   1773      168,796   2.b.
3. Federal funds sold and securities purchased under agreements to resell:                          /////////////////
   a. Federal funds sold.........................................................................   0276       60,069   3.a.
   b. Securities purchased under agreements to resell............................................   0277            0   3.b.
4. Loans and Lease financing receivables:                                                           /////////////////
                                                                    ----------------------------
   a. Loans and Leases, net of unearned income (from Schedule RC-C) RCON 2122  1,060,055            /////////////////   4.a.
   b. LESS: Allowance for loan and lease losses...................  RCON 3123     19,360            /////////////////   4.b.
   c. LESS: Allocated transfer risk reserve.......................  RCON 3128          0            /////////////////   4.c.
                                                                    ----------------------------
   d. Loans and Leases, net of unearned income,                                                     /////////////////
      allowance, and reserve (item 4.a minus 4.b and 4.c)........................................   2125    1,016,334   4.d.
5. Trading assets (from Schedule RC-D)...........................................................   3545            0   5.
6. Premises and fixed assets (including capitalized leases)......................................   2145       28,034   6.
7. Other real estate owned (from Schedule RC-M).................................................    2150        1,963   7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)......   2130            1   8.
9. Customers' Liability to this bank on acceptances outstanding..................................   2155          179   9.
10.Intangible assets (from Schedule RC-M)........................................................   2143       44,652   10.
11.Other assets (from Schedule RC-F).............................................................   2160       43,611   11.
12.Total assets (sum of items 1 through 11)......................................................   2170    1,680,246   12.

                                                                                                    ------------------
--------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                                                                                    ------------------
Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N. Robinson                                                                                                  Page RC-2
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718
SCHEDULE RC--CONTINUED                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                         //////////////////
13. Deposits:                                                                                       //////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E).................   2200      1,293,312 13.a.
                                                                     ----------------------------
       (1) Noninterest-bearing (1).................................. RCON 6631     365,944          /////////////////// 13.a.(1)
       (2) Interest-bearing......................................... RCON 6636     927,368          /////////////////// 13.a.(2)
                                                                     ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs.............................   ///////////////////
       (1) Noninterest-bearing...................................................................   ///////////////////
       (2) Interest-bearing......................................................................   ///////////////////
14. Federal funds purchased and securities sold under agreements to repurchase:                     ///////////////////
    a. Federal funds purchased...................................................................   0278        167,674 14.a.
    b. Securities sold under agreements to repurchase............................................   0279              0 14.b.
15. a. Demand notes issued to the U.S. Treasury..................................................   2840         32,098 15.a.
    b. Trading liabilities (from Schedule RC-D)..................................................   3548              0 15.b.
16. Other Borrowed money:                                                                           ///////////////////
    a. With original maturity of one year or less................................................   2332              0 16.a.
    b. With original maturity of more than one year..............................................   2333          1,350 16.b.
17. Mortgage indebtedness and obligations under capitalized leases...............................   2910              0 17.
18. Bank's liability on acceptances executed and outstanding.....................................   2920            179 18.
19. Subordinated notes and debentures............................................................   3200              0 19.
20. Other liabilities (from Schedule RC-G).......................................................   2930          8,075 20.
21. Total liabilities (sum of items 13 through 20)...............................................   2948      1,502,688 21.
                                                                                                    ///////////////////
22. Limited-life preferred stock and related surplus.............................................   3282              0 22.
EQUITY CAPITAL                                                                                      ///////////////////
23. Perpetual preferred stock and related surplus................................................   3838              0 23.
24. Common stock.................................................................................   3230         29,618 24.
25. Surplus (exclude all surplus related to preferred stock).....................................   3839        128,601 25.
26. a. Undivided profits and capital reserves....................................................   3632         19,467 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities....................   8434          (128) 26.b.
27. Cumulative foreign currency translation adjustments..........................................   ///////////////////
28. Total equity capital (sum of items 23 through 27)............................................   3210        177,558 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,22,28)     3300      1,680,246 29.
                                                                                                    -------------------
Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the                 Number
   most comprehensive level of auditing work performed for the bank by independent external         --------------------
   auditors as of any date during 1994..........................................................    RCON 6724      N/A  M.1.
                                                                                                    --------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 =  Review of the bank's financial statements by external auditors
6 =  Compilation of the bank's financial statements by external auditors
7 =  Other audit procedures (excluding tax preparation work)
8 =  No external audit work

--------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.



Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N. Robinson                                                                                                  Page RC-3
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.                                                                              ----
                                                                                                              C305      (-
                                                                                                    ------------------
                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:                     //////////////////
   a. Cash items in process of collection and unposted debits....................................   0020      122,755   1.a.
   b. Currency and coin..........................................................................   0080       17,045   1.b.
2. Balances due from depository institutions in the U.S.:                                           /////////////////
   a. U.S. branches and agencies of foreign banks................................................   0083            0   2.a.
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. ..........   0085        9,126   2.b.
3. Balances due from banks in foreign countries and foreign central banks:                          /////////////////
   a. Foreign branches of other U.S. banks.......................................................   0073            0   3.a.
   b. Other banks in foreign countries and foreign central banks.................................   0074            1   3.b.
4. Balances due from Federal Reserve Banks.......................................................   0090       14,434   4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)...........   0010      163,361   5.
                                                                                                    ------------------

Memorandum
                                                                       Dollar Amounts in Thousands  RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S.                               //////////////////
   (included in items 2.a and 2.b above) ........................................................   0050         9,126  M.1.
                                                                                                    -------------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.
                                                                                                                   ----
                                                                                                                   C310 (-
                                         ------------------------------------------------------------------------------
                                                   Held-to-maturity                       Available-for-sale
                                         ------------------------------------------------------------------------------
                                           (Column A)           (Column B)         (Column C)           (Column D)
                                         Amortized Cost         Fair Value       Amortized Cost        Fair Value(1)
                                       --------------------------------------------------------------------------------
           Dollar Amounts in Thousands RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities .........  0211        42,156  0213        41,702  1286        36,733  1287        36,891   1.
2. U.S. Government agency              //////////////////  //////////////////  //////////////////  //////////////////
   and corporation obligations         //////////////////  //////////////////  //////////////////  //////////////////
   (exclude mortgage-backed            //////////////////  //////////////////  //////////////////  //////////////////
   securities):                        //////////////////  //////////////////  //////////////////  //////////////////
   a. Issued by U.S.                   //////////////////  //////////////////  //////////////////  //////////////////
      Government agencies(2) ........  1289             0  1290             0  1291             0  1293             0   2.a.
   b. Issued by U.S.                   //////////////////  //////////////////  //////////////////  //////////////////
      Government-sponsored             //////////////////  //////////////////  //////////////////  //////////////////
      agencies(3)                      1297        50,876  1295        50,955  1297           250  1298           229   2.b.
                                      --------------------------------------------------------------------------------

--------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N Robinson                                                                                                   Page RC-4
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-B--CONTINUED

                                         ------------------------------------------------------------------------------
                                                   Held-to-maturity                       Available-for-sale
                                         ------------------------------------------------------------------------------
                                           (Column A)           (Column B)         (Column C)           (Column D)
                                         Amortized Cost         Fair Value       Amortized Cost        Fair Value(1)
                                       --------------------------------------------------------------------------------
           Dollar Amounts in Thousands RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
3.  Securities issued by states        //////////////////  //////////////////  //////////////////  //////////////////
    and political subdivisions         //////////////////  //////////////////  //////////////////  //////////////////
    in the U.S.:                       //////////////////  //////////////////  //////////////////  //////////////////
    a. General obligations ..........  1676        14,914  1677        14,955  1678             0  1679             0   3.a.
    b. Revenue obligations ..........  1681         4,048  1686         4,183  1690             0  1691             0   3.b.
    c. Industrial development          //////////////////  //////////////////  //////////////////  //////////////////
       and similar obligations         1694             0  1695             0  1696             0  1697             0   3.c.
4.  Mortgage-backed                    //////////////////  //////////////////  //////////////////  //////////////////
    securities (MBS):                  //////////////////  //////////////////  //////////////////  //////////////////
    a. Pass-through securities:        //////////////////  //////////////////  //////////////////  //////////////////
       (1) Guaranteed by               //////////////////  //////////////////  //////////////////  //////////////////
       GNMA .........................  1698             0  1699             0  1701        48,890  1702        49,038   4.a.(1)
       (2) Issued by FNMA              //////////////////  //////////////////  //////////////////  //////////////////
           and FHLMC                   1703         6,861  1705         6,857  1706        26,243  1707        25,766   4.a.(2)
       (3) Other pass-through          //////////////////  //////////////////  //////////////////  //////////////////
           securities                  1709             0  1710             0  1711             0  1713             0   4.a.(3)
    b. Other mortgage-backed           //////////////////  //////////////////  //////////////////  //////////////////
       securities (include CMOs,       //////////////////  //////////////////  //////////////////  //////////////////
       REMICs, and stripped            //////////////////  //////////////////  //////////////////  //////////////////
       MBS):                           //////////////////  //////////////////  //////////////////  //////////////////
       (1) Issued or guaranteed        //////////////////  //////////////////  //////////////////  //////////////////
           by FNMA, FHLMC, or GNMA .   1714        32,776  1715        33,103  1716        46,596  1717        46,575    4.b.(1)
       (2) Collateralized              //////////////////  //////////////////  //////////////////  //////////////////
           by MBS issued or            //////////////////  //////////////////  //////////////////  //////////////////
           guaranteed by FNMA          //////////////////  //////////////////  //////////////////  //////////////////
           FHLMC, or GNMA. . . . . .   1718             0  1719             0  1731           371  1732           376    4.b.(2)
       (3) All other mortgage-         //////////////////  //////////////////  //////////////////  //////////////////
           backed securities . . . .   1733             0  1734             0  1735             0  1736             0    4.b.(3)
5. Other debt securities:              //////////////////  //////////////////  //////////////////  //////////////////
   a. Other domestic debt              //////////////////  //////////////////  //////////////////  //////////////////
      securities . . . . . . . . . .   1737         1,590  1738         1,389  1739             0  1741             0    5.a.
   b. Foreign debt                     //////////////////  //////////////////  //////////////////  //////////////////
      securities . . . . . . . . . .   1742            25  1743            25  1744             0  1746             0    5.b.
6. Equity securities:                  //////////////////  //////////////////  //////////////////  //////////////////
   a. Investments in mutual            //////////////////  //////////////////  //////////////////  //////////////////
      funds. . . . . . . . . . . . .   //////////////////  //////////////////  1747             0  1748             0    6.a.
   b. Other equity securities          //////////////////  //////////////////  //////////////////  //////////////////
      with readily determin-           //////////////////  //////////////////  //////////////////  //////////////////
      able fair values . . . . . . .   /////////////////   /////////////////   1749             0  1751             0    6.b.
   c. All other equity                 //////////////////  //////////////////  //////////////////  //////////////////
      securities(1). . . . . . . . .   /////////////////   /////////////////   1752         9,921  1753         9,921    6.c.
7. Total (sum of items 1               //////////////////  //////////////////  //////////////////  //////////////////
   through 6) (total of                //////////////////  //////////////////  //////////////////  //////////////////
   column A must equal                 //////////////////  //////////////////  //////////////////  //////////////////
   Schedule RC, item 2.a)              //////////////////  //////////////////  //////////////////  //////////////////
   (total of column D must             //////////////////  //////////////////  //////////////////  //////////////////
   equal Schedule RC,                  //////////////////  //////////////////  //////////////////  //////////////////
   item 2.b) . . . . . . . . . . . .   1754       153,246  1771       153,169  1772       169,004  1773       168,796    7.
                                      --------------------------------------------------------------------------------

--------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N Robinson                                                                                                   Page RC-5
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-B--CONTINUED
                                                                                                               ---------
Memoranda                                                                                                         C312
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands   RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Pledged securities(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0416       286,449    M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):  //////////////////
   a. Fixed rate debt securities with a remaining maturity of:                                       //////////////////
      (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0343         9,778    M.2.a.(1)
      (2) Over three months through 12 months. . . . . . . . . . . . . . . . . . . . . . . . . . .   0344        30,814    M.2.a.(2)
      (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0345       103,853    M.2.a.(3)
      (4) Over five years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0346        68,311    M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) . . .   0347       212,756    M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of: . . . . . . . . . . . . . . . .   //////////////////
      (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4544        37,159    M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly. . . . . . . . . . . . .   4545        62,206    M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually . . . . . . . . .   4551             0    M.2.b.(3)
      (4) Less frequently than five years. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4552             0    M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)). .   4553        99,365    M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt     //////////////////
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual     //////////////////
      debt securities included in Schedule RC-N, item 9, column C) . . . . . . . . . . . . . . . .   0393       312,121    M.2.c.
3. Not applicable                                                                                    //////////////////
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included     //////////////////
   in Schedule RC-B, items 3 through 5, column A, above. . . . . . . . . . . . . . . . . . . . . .   5365             0    M.4.
5. Not applicable                                                                                    //////////////////
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in       //////////////////
   Memorandum item 2.b.(5) above). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5519             0    M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or        //////////////////
   trading securities during the calendar year-to-date (report the amortized cost at date of         //////////////////
   sale or transfer) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1778             0    M.7.
8. High risk mortgage securities (included in the held-to-maturity and available-for-sale            //////////////////
   accounts in Schedule RC-B, item 4.b.):                                                            //////////////////
   a. Amortized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8780             0    M.8.a.
   b. Fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8781             0    M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in             //////////////////
   Schedule RC-B, items 2,3, and 5):                                                                 //////////////////
   a. Amortized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8782        25,750    M.9.a.
   b. Fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8783        25,587    M.9.b.
                                                                                                    --------------------

--------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N. Robinson                                                                                                  Page RC-6
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718



SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.  Report total loans and leases, net of unearned income.  Exclude assets held for trading.
                                                                                                              ----------
                                                                                                               C315
                                                                                                   ---------------------
                                                                   Dollar Amounts in Thousands      RCON  Bil Mil Thou    (-
------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                                                                   //////////////////
    a. Construction and land development . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1415        70,102    1.a.
    b. Secured by farmland (including farm residential and other improvements) . . . . . . . . . .  1420         2,319    1.b.
    c. Secured by 1-4 family residential properties:                                                //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential properties and extended      //////////////////
           under lines of credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1797         8,438    1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:                            //////////////////
           (a) Secured by first liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5367        76,361    1.c.(2)(a)
           (b) Secured by junior liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5368         8,375    1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties . . . . . . . . . . . . . . . . .  1460        35,804    1.d.
    e. Secured by nonfarm nonresidential properties. . . . . . . . . . . . . . . . . . . . . . . .  1480       177,562    1.e.
 2. Loans to depository institutions:                                                               //////////////////
    a. To commercial banks in the U.S.:                                                             //////////////////
       (1) To U.S. branches and agencies of foreign banks. . . . . . . . . . . . . . . . . . . . .  1506             0    2.a.(1)
       (2) To other commercial banks in the U.S. . . . . . . . . . . . . . . . . . . . . . . . . .  1507         1,004    2.a.(2)
    b. To other depository institutions in the U.S.. . . . . . . . . . . . . . . . . . . . . . . .  1517        10,800    2.b.
    c. To banks in foreign countries:                                                               //////////////////
       (1) To foreign branches of other U.S. banks . . . . . . . . . . . . . . . . . . . . . . . .  1513             0    2.c.(1)
       (2) To other banks in foreign countries . . . . . . . . . . . . . . . . . . . . . . . . . .  1516             0    2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers. . . . . . . . . . . . . .  1590        16,421    3.
 4. Commercial and industrial loans:                                                                //////////////////
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1763       316,607    4.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1764             0    4.b.
 5. Acceptances of other banks:                                                                     //////////////////
    a. Of U.S. banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1756             0    5.a.
    b. Of foreign banks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1757             0    5.b.
 6. Loans to individuals for household, family, and other personal expenditures                     //////////////////
    (i.e., consumer loans) (includes purchased paper):                                              //////////////////
    a. Credit cards and related plans (includes check credit and other revolving credit plans)      2008         3,517    6.a.
    b. Other (includes single payment, installment, and all student loans) . . . . . . . . . . . .  2011       283,225    6.b.
 7. Loans to foreign governments and official institutions (including foreign central banks) . . .  2081             0    7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the      //////////////////
    U.S. (includes nonrated industrial development obligations . . . . . . . . . . . . . . . . . .  2107        13,865    8.
 9. Other loans:                                                                                    //////////////////
    a. Loans for purchasing or carrying securities (secured and unsecured) . . . . . . . . . . . .  1545           742    9.a.
    b. All other loans (exclude consumer loans). . . . . . . . . . . . . . . . . . . . . . . . . .  1564        10,974    9.b.
10. Lease financing receivables (net of unearned income):                                           //////////////////
    a. Of U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2182             0   10.a
    b. Of non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2183             0   10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above. . . . . . . . . . . . . . . .  2123             0   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)        //////////////////
    (must equal Schedule RC, item 4.a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2122     1,036,116   12.
                                                                                                   ---------------------


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N. Robinson                                                                                                  Page RC-7
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

Memoranda
                                                                                                     --------------------
                                                                      Dollar Amounts in Thousands     RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above . . . . . . . . . . . . . . . . . .      1496             0   M.1.
2. Loans and leases restructured and in compliance with modified terms                                //////////////////
   (included in Schedule RC-C, part I, above):                                                        //////////////////
   a. Loans secured by real estate:                                                                   //////////////////
      (1) To U.S. addressees (domicile). . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1687             0   M.2.a.(1)
      (2) To non-U.S. addressees (domicile). . . . . . . . . . . . . . . . . . . . . . . . . . .      1689             0   M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals               //////////////////
      for household, family, and other personal expenditures). . . . . . . . . . . . . . . . . .      8691             0   M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of                           //////////////////
      non-U.S. addressees (domicile) included in Memorandum item 2.b. above. . . . . . . . . . .      8692             0   M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those loans in nonaccrual status):  //////////////////
   a. Fixed rate loans and leases with a remaining maturity of:                                       //////////////////
      (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0348        22,186   M.3.a.(1)
      (2) Over three months through 12 months. . . . . . . . . . . . . . . . . . . . . . . . . .      0349        32,130   M.3.a.(2)
      (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . . .      0356       345,692   M.3.a.(3)
      (4) Over five years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0357       103,690   M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1) through 3.a.(4)). .      0358       503,698   M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                                              //////////////////
      (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4554       508,729   M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly. . . . . . . . . . . .      4555        11,747   M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than annually . . . . . . . .      4561           649   M.3.b.(3)
      (4) Less frequently than every five years. . . . . . . . . . . . . . . . . . . . . . . . .      4564             0   M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4)). . . . . .      4567       521,125   M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))                            //////////////////
      (must equal the sum of total loans and leases, net, from                                        //////////////////
      Schedule RC-C, part I, item 12, plus unearned income from                                       //////////////////
      Schedule RC-C, part I, item 11, minus total nonaccrual loans and                                //////////////////
      leases from Schedule RC-N, sum of items 1 through 8, column C) . . . . . . . . . . . . . .      1479     1,024,823   M.3.c.
4. Loans to finance commercial real estate, construction, and land                                    //////////////////
   development activities (not secured by real estate) included in                                    //////////////////
   Schedule RC-C, part I, items 4 and 9.b, page RC-6(2). . . . . . . . . . . . . . . . . . . . .      2746         6,629   M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above. . . . . . . . . . .      5369         1,221   M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential                  //////////////////
   properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6). . . . . . . . . .      5370        19,067   M.6.
                                                                                                     --------------------

--------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.



Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-7a
City, State Zip:      Oklahoma City, OK 73125
FDIC Certificate No.: 26718
                      ------
SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less.  The following guidelines should be used to determine the "original amount" of a loan: (1) for loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renamed prior to the report date.  However, if the amount currently outstanding as of the report date exceeds this size, the
"original amount" is the amount currently outstanding on the report date.  (2) For loan participations and syndications, the
"original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender.  (3)
For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your       --------
   bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e,           C318   < -
   and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to --------------------
   U.S. addresses" reported in Schedule RC-C, part I, item 4.a, have original amounts of $100,000 or      RCON  YES     NO
   less.  (If your bank has no loans outstanding in both of these two loan categories, place an "X"     --------------------
   in the box marked "NO" and go to item 5; otherwise, see instructions for further information.) ...     6999      ///  X     1.
                                                                                                        --------------------
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
                                                                                 -------------------
2. Report the total number of loans currently outstanding for each of the          Number of Loans
   following Schedule RC-C, part I, loans categories:                            -------------------
   a. "Loans secured by nonfarm nonresidential properties" reported in            RCON  ///////////
       Schedule RC-C, part I, item 1.e ........................................  ------
   b. "Commercial and industrial loans to U.S. addressees" reported in             /////////////////
      Schedule RC-C, part I, item 4.a  ........................................   5562          N/A    2.a.
                                                                                  /////////////////
                                                                                  5563          N/A    2.b.
                                                                                 -------------------

                                                                                 ----------------------------------------
                                                                                      (Column A)          (Column B)
                                                                                                            Amount
                                                                                                           Currently
                                                                                    Number of Loans       Outstanding
                                                                                 ----------------------------------------
                                                     Dollar Amounts in Thousands  RCON  ///////////// RCON  Bil Mil Thou
---------------------------------------------------------------------------------------              --------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm           //////////////////////////////////////
   nonresidential properties" reported in Schedule RC-C, part I, item 1.a         //////////////////////////////////////
   (sum of items 3.a through 3.c must be less than or equal to                    //////////////////////////////////////
   Schedule RC-C, part I, item 1.a):                                              //////////////////////////////////////
   a. With original amounts of $100,000 or less ................................  5564           204  5565         7,882   3.a.
   b. With original amounts of more than $100,000 through $250,000 .............  5566           166  5567        19,645   3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ...........  5568           172  5569        62,312   3.c.
4. Number and amount currently outstanding of "Commercial and industrial          //////////////////////////////////////
   loans to U.S. addressees" reported in Schedule RC-C, part I, item 4.a          //////////////////////////////////////
   (sum of items 4.a through 4.c must be less than or equal to                    //////////////////////////////////////
   Schedule RC-C, part I, item 4.a):                                              //////////////////////////////////////
   a. With original amounts of $100,000 or less ................................  5570         1,553  5571        30,873   4.a.
   b. With original amounts of more than $100,000 through $250,000 .............  5572           212  5573        21,575   4.b.
   c. With original amounts of more tha $250,000 through $1,000,000 ............  5574           198  5575        63,025   4.c.
                                                                                 ----------------------------------------

                                                                15a


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-7b
City, State Zip:      Oklahoma City, OK 73125
FDIC Certificate No.: 26718
                      -----
SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's
   "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less.  (If your bank has no loans outstanding in both of
   these two loan categories, place an "X" in the box marked "NO" and do not complete items 7 and 8:          YES       NO
   otherwise, see instructions for further information.) ............................................. ----------------------
                                                                                                         6860       ///   X    5.
If YES, complete items 6.a and 6.b below and do no complete items 7 and 8.                             ----------------------
If NO and your bank has loans outstanding in either loan category, skip[ items 6.a and 6.b and complete items 7 and 8 below.
                                                                                 -----------------------
6. Report the total number of loans currently outstanding for each of the            Number of Loans
   following Schedule RC-C, part I, loan categories:                             -----------------------
   a. "Loans secured by farmland (including farm residential and other             RCON  /////////////
      improvements)" reported in Schedule RC-C, part I, item 1.b. ..............   ///////////////////
   b. "Loans to finance agricultural production and other loans to farmers"        5576            N/A    6.a.
      reported in Schedule RC-C, part I, item 3 ................................   ///////////////////
                                                                                   5577            N/A    6.b.
                                                                                 -----------------------

                                                                                 ----------------------------------------
                                                                                      (Column A)          (Column B)
                                                                                                            Amount
                                                                                                           Currently
                                                                                    Number of Loans       Outstanding
                                                                                 ----------------------------------------
                                                     Dollar Amounts in Thousands  RCON  ///////////// RCON  Bil Mil Thou
---------------------------------------------------------------------------------------              --------------------
7. Number and amount currently outstanding of "Loans secured by farmland          //////////////////////////////////////
   (including farm residential and other improvements)" reported in Schedule      //////////////////////////////////////
   RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or      //////////////////////////////////////
   equal to Schedule RC-C, part I, item 1.b):                                     //////////////////////////////////////
   a. With original amounts of $100,000 or less ................................  5578             3  5579           451   7.a.
   b. With original amounts of more than $100,000 through $250,000 .............  5580             4  5581           559   7.b.
   c. With original amounts of more than $250,000 through $500,000 .............  5582             1  5583           233   7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural      //////////////////////////////////////
   production and other loans to farmers" reported in Schedule RC-C, part I,      //////////////////////////////////////
   item 3 (sum of items 8.a through 8.c must be less than or equal to             //////////////////////////////////////
   Schedule RC-C, part I. item 3):                                                //////////////////////////////////////
   a. With original amounts of $100,000 or less ................................  5584            19  5585           559   8.a.
   b. With original amounts of more than $100,000 through $250,000 .............  5586            23  5587         1,223   8.b.
   c. With original amounts of more than $250,000 through $500,000 .............. 5588            27  5589         3,370   8.c.
                                                                                 ----------------------------------------

                                                                15b


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date:  6/30/95 ST-BK: 40-2545 FFIEC 032
Address:  211 N. Robinson                                                                                                  Page RC-8
City, State Zip: Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                              ----------
                                                                                                                 C320      (-
                                                                                                   ---------------------
                                                                   Dollar Amounts in Thousands      RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              //////////////////
 1. U.S. Treasury securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3531             0     1.
 2. U.S. Government agency and corporation obligations (exclude mortgage-backed securities). . . .  3532             0     2.
 3. Securities issued by states and political subdivisions in the U.S. . . . . . . . . . . . . . .  3533             0     3.
 4. Mortgage-backed securities (MBS):                                                               //////////////////
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA. . . . . . . . . . . .  3534             0     4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA                //////////////////
       include CMOs, REMICs, and stripped MBS) . . . . . . . . . . . . . . . . . . . . . . . . . .  3535             0     4.b.
    c. All other mortgage-backed securities. . . . . . . . . . . . . . . . . . . . . . . . . . . .  3536             0     4.c.
 5. Other debt securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3537             0     5.
 6. Certificates of deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3538             0     6.
 7. Commercial paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3539             0     7.
 8. Bankers acceptances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3540             0     8.
 9. Other trading assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3541             0     9.
10. Not applicable                                                                                  //////////////////
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity       //////////////////
    contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4549             0     11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5). . . . . . .  3545             0     12.
                                                                                                   --------------------
                                                                                                   --------------------
LIABILITIES                                                                                         RCON  Bil Mil Thou
                                                                                                   --------------------
13. Liability for short positions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3546             0     13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity      //////////////////
    contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3547             0     14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) . . . .  3548             0     15.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                      Page RC-9
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-E--DEPOSIT LIABILITIES
                                                                                                                       ----
                                                                                                                       c325      (-
                                                                  ---------------------------------------------------------
                                                                                                              Nontransaction
                                                                           Transaction Accounts                Accounts
                                                                  ---------------------------------------------------------
                                                                      (Column A)          (Column B)          (Column C)
                                                                   Total transaction     Memo: Total            Total
                                                                       accounts        demand deposits      nontransaction
                                                                   (including total     (included in          accounts
                                                                   demand deposits)       column A)        (including MMDAs)
---------------------------------------------------------------------------------------------------------------------------
                                 Dollar Amounts in Thousands      RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------

Deposits of:                                                      /////////////////   /////////////////   /////////////////
1. Individuals, partnerships, and corporations . . . . . . .      2201      468,343   2240      304,723   2346      655,332     1.
2. U.S. Government . . . . . . . . . . . . . . . . . . . . .      2202        4,884   2280        4,884   2520            0     2.
3. States and political subdivisions in the U.S. . . . . . .      2203       21,318   2290        5,981   2530       91,948     3.
4. Commercial banks in the U.S.. . . . . . . . . . . . . . .      2206       36,125   2310       36,125   /////////////////     4.
   a. U.S. branches and agencies of foreign banks. . . . . .      /////////////////   /////////////////   2347            0     4.a.
   b. Other commercial banks in the U.S. . . . . . . . . . .      /////////////////   /////////////////   2348        1,257     4.b.
5. Other depository institutions in the U.S. . . . . . . . .      2207        3,208   2312        3,208   2349            0     5.
6. Banks in foreign countries. . . . . . . . . . . . . . . .      2213            0   2320            0   /////////////////     6.
   a. Foreign branches of other U.S. banks . . . . . . . . .      /////////////////   /////////////////   2367            0     6.a.
   b. Other banks in foreign countries . . . . . . . . . . .      /////////////////   /////////////////   2373            0     6.b.
7. Foreign governments and official institutions . . . . . .      /////////////////   /////////////////   /////////////////
   (including foreign central banks) . . . . . . . . . . . .      2216            0   2300            0   2377            0     7.
8. Certified and official checks . . . . . . . . . . . . . .      2330       10,897   2330       10,897   /////////////////     8.
9. Total (sum of items 1 through 8) (sum of columns               /////////////////   /////////////////   /////////////////
   A and C must equal Schedule RC, item 13.a). . . . . . . .      2215      544,775   2210      365,818   2385      748,537     9.
                                                                  ---------------------------------------------------------

                                                                                                       -----------------
Memoranda                                                                Dollar Amounts in Thousands   RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------

1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                       /////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts. . . . . . . . . . . . . .   6835       69,631  M.1.a.
   b. Total brokered deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2365            0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                         /////////////////
      (1) Issued in denominations of less than $100,000. . . . . . . . . . . . . . . . . . . . . . .   2343            0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than                  /////////////////
          $100,000 and participated out by the broker in shares of $100,000 or less. . . . . . . . .   2344            0  M.1.c.(2)
   d. Total deposits denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . .   3776            0  M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.          /////////////////
      reported in item 3 above which are secured or collateralized as required under state law). . .   5590      112,264  M.1.e.
2. Components of total nontransaction accounts (sums of Memoranda items 2.a through 2.d must           /////////////////
   equal item 9, column C, above):                                                                     /////////////////
   a. Savings deposits:                                                                                /////////////////
      (1) Money market deposit accounts (MMDAs). . . . . . . . . . . . . . . . . . . . . . . . . . .   6810      221,336  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs). . . . . . . . . . . . . . . . . . . . . . . . . .   0352       53,695  M.2.a.(2)
   b. Total time deposits of less than $100,000. . . . . . . . . . . . . . . . . . . . . . . . . . .   6648      313,886  M.2.b.
   c. Time certificates of deposit of $100,000 or more . . . . . . . . . . . . . . . . . . . . . . .   6645      159,210  M.2.c.
   d. Open-account time deposits of $100,000 or more . . . . . . . . . . . . . . . . . . . . . . . .   6646          410  M.2.d.
3. All NOW accounts (included in column A above) . . . . . . . . . . . . . . . . . . . . . . . . . .   2398      178,957  M.3.



Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-10
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718


SCHEDULE RC-E--CONTINUED

Memoranda (Continued)

------------------------------------------------------------------------------------------------------------------------------------
Deposit Totals for FDIC Insurance Assessments                                                       ----------------------
                                                                       Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
4.  Total deposits (sum of item 9, column A and item 9, column C)                                   ////////////////////
    (must equal Schedule RC, item 13.a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .      2200       1,293,312   M.4.
                                                                                                    ////////////////////
    a. Total demand deposits (must equal item 9, column B) . . . . . . . . . . . . . . . . . .      2210         365,818   M.4.a.
    b. Total time and savings deposits(1) (must equal item 9, column A plus item 9, column C        ////////////////////
       minus item 9, column B) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2350         927,494   M.4.b.
                                                                                                    ---------------------

--------------
(1)  For FDIC insurance assessment purposes, "total time and savings deposits"
     consists of nontrasaction accounts and all transaction accounts other than demand deposits.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    --------------------
                                                                   Dollar Amounts in Thousands      RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more           ////////////////////
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing          ////////////////////
   frequency of:(1)                                                                                 ////////////////////
   a. Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0359          91,245   M.5.a.
   b. Over three months through 12 months (but not over 12 months) . . . . . . . . . . . . . .      3644         131,550   M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)             ////////////////////
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:     ////////////////////
      (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2761         106,002   M.6.a.(1)
      (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . . . . . .      2762          31,472   M.6.a.(2)
      (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . .      2763          21,383   M.6.a.(3)
      (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2765             353   M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                 ////////////////////
          Memorandum items 6.a(1) through 6.a.(4)) . . . . . . . . . . . . . . . . . . . . . .      2767         159,210   M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of: ////////////////////
      (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4568               0   M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly  . . . . . . . . . .      4569               0   M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually . . . . . . .      4571               0   M.6.b.(3)
      (4) Less frequently than every five years. . . . . . . . . . . . . . . . . . . . . . . .      4572               0   M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of              ////////////////////
          Memorandum items 6.b.(1) through 6.b.(4)). . . . . . . . . . . . . . . . . . . . . .      4573               0   M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)       ////////////////////
      and 6.b.(5) (must equal Memorandum item 2.c above) . . . . . . . . . . . . . . . . . . .      6645         159,210   M.6.c.
                                                                                                    --------------------

--------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-11
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-F--OTHER ASSETS

                                                                                                                ---------
                                                                                                                   C330    (-
                                                                                                   ----------------------
                                                                   Dollar Amounts in Thousands      RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans . . . . . . . . . . . . . . . . . . . . . . . . . . .      2164           7,971   1.
2. Net deferred tax assets(1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2148           3,354   2.
3. Excess residential mortgage servicing fees receivable . . . . . . . . . . . . . . . . . . .      5371               0   3.
4. Other (itemize and describe amounts that exceed 25% of this item) . . . . . . . . . . . . .      2168          32,286   4.
      -------------                                                  -------------------------
   a.   TEXT 3549   IENC Investment Securities                         RCON 3549        3,424       ////////////////////   4.a.
      ---------------------------------------------------------------
   b.   TEXT 3550                                                      RCON 3550                    ////////////////////   4.b.
      ---------------------------------------------------------------
   c.   TEXT 3551                                                      RCON 3551                    ////////////////////   4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11). . . . . . . . . . . . .      2160          43,611   5.
                                                                                                   ----------------------

Memorandum
                                                                                                   ----------------------
                                                                   Dollar Amounts in Thousands      RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes  . . . . . . . . . . . . . .      5610               0   M.1.
                                                                                                 ------------------------


SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                ---------
                                                                                                                   C335    (-
                                                                                                    ---------------------
                                                                   Dollar Amounts in Thousands      RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits(2) . . . . . . . . . . . . . . . . . . . . . . .      3645           3,653   1.a.
   b. Other expenses accrued and unpaid (include accrued income taxes payable) . . . . . . . .      3646           4,305   1.b.
2. Net deferred tax (liabilities)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3049               0   2.
3. Minority interest in consolidated subsidiaries  . . . . . . . . . . . . . . . . . . . . . .      3000               0   3.
4. Other (itemize and describe amounts that exceed 25% of this item) . . . . . . . . . . . . .      2938             117   4.
      -------------                                                   ----------------------------
   a.   TEXT 3552   Accounts Payable Clearing                         RCON 3552            23       ////////////////////   4.a.
      ---------------------------------------------------------------
   b.   TEXT 3553                                                     RCON 3553                     ////////////////////   4.b.
      ---------------------------------------------------------------
   c.   TEXT 3554                                                     RCON 3554                     ////////////////////   4.c.
      ---------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)  . . . . . . . . . . . .      2990           8,075   5.


--------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, includes "dividends" accrued and unpaid on deposits.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-12
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-K--QUARTERLY AVERAGES (1)

                                                                                                             ------------
                                                                                                                  C355     (-
                                                                                                  -----------------------
                                                                     Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              ////////////////////
 1. Interest-bearing balances due from depository institutions . . . . . . . . . . . . . . . .      3881               0   1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) . . . .      3382         295,084   2.
 3. Securities issued by states and political subdivisions in the U.S.(2)  . . . . . . . . . .      3383          19,721   3.
 4. a. Other debt securities (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3647           1,645   4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) .      3648           9,922   4.b.
 5. Federal funds sold and securities purchased under agreements to resell . . . . . . . . . .      3365          32,071   5.
 6. Loans:                                                                                          ////////////////////
    a. Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3360       1,051,480   6.a.
    b. Loans secured by real estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3385         307,149   6.b.
    c. Loans to finance agricultural production and other loans to farmers . . . . . . . . . .      3386          30,977   6.c.
    d. Commercial and industrial loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3387         321,946   6.d.
    e. Loans to individuals for household, family, and other personal expenditures . . . . . .      3388         314,397   6.e.
 7. Trading assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3401               0   7.
 8. Lease financing receivables (net of unearned income) . . . . . . . . . . . . . . . . . . .      3484               0   8.
 9. Total assets(4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3368       1,642,790   9.
LIABILITIES                                                                                         ////////////////////
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone
    and preauthorized transfer accounts) (exclude demand deposits) . . . . . . . . . . . . . .      3485         290,511   10.
11. Nontransaction accounts:                                                                        ////////////////////
    a. Money market deposit accounts (MMDAs) . . . . . . . . . . . . . . . . . . . . . . . . .      3486         113,032   11.a.
    b. Other savings deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3487          54,690   11.b.
    c. Time certificates of deposit of $100,000 or more  . . . . . . . . . . . . . . . . . . .      3345         104,870   11.c.
    d. All other time deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3469         332,989   11.d.
12. Federal funds purchased and securities sold under agreements to repurchase . . . . . . . .      3353         186,245   12.
13. Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3355          24,659   13.

--------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:  Boatmen's First National Bank Oklahoma                           Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-13
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L.
Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                                                             ------------
                                                                                                                  C360     (-
                                                                                                  -----------------------
                                                                     Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                             ////////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           ////////////////////
       equity lines. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3814           5,429   1.a.
    b. Credit card lines . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3815               0   1.b.
    c. Commercial real estate, construction, and land development:                                  ////////////////////
       (1) Commitments to fund loans secured by real estate. . . . . . . . . . . . . . . . . . .    3816          36,459   1.c.(1)
       (2) Commitments to fund loans not secured by real estate. . . . . . . . . . . . . . . . .    6550             949   1.c.(2)
    d. Securities underwriting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3817               0   1.d.
    e. Other unused commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3818         469,016   1.e.
 2. Financial standby letters of credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3819          14,654   2.
                                                                        ------------------------
    a. Amount of financial standby letters of credit conveyed to others  RCON 3820             0    ////////////////////   2.a.
                                                                        ------------------------
 3. Performance standby letters of credit. . . . . . . . . . . . . . . . . . . . . . . . . . . .    3821          43,767   3.
    a. Amount of performance standby letters of credit conveyed to                                  ////////////////////
                                                                        ------------------------
       others. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RCON 3822             0    ////////////////////   3.a.
                                                                        ------------------------
 4. Commercial and similar letters of credit . . . . . . . . . . . . . . . . . . . . . . . . . .    3411          20,231   4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          ////////////////////
    the reporting bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3428               0   5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      ////////////////////
    (nonaccepting) bank. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3429               0   6.
 7. Securities borrowed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3432               0   7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         ////////////////////
    against loss by the reporting bank). . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3433               0   8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold      ////////////////////
    for Call Report purposes:                                                                       ////////////////////
    a. FNMA and FHLMC residential mortgage loan pools:                                              ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date. . . . .    3650               0   9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date. . . . . . . . .    3651               0   9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date. . . . .    3652               0   9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date. . . . . . . . .    3653               0   9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date. . . . .    3654               0   9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date. . . . . . . . .    3655               0   9.c.(2)
10. When-issued securities:                                                                         ////////////////////
    a. Gross commitments to purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3434               0  10.a.
    b. Gross commitments to sell . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3435               0  10.b.
11. Spot foreign exchange contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8765               0  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    ////////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  3430               0  12.
                                                                                                    ////////////////////
       -----------                                                      ------------------------
    a.  TEXT 3555                                                        RCON 3555                  ////////////////////  12.a.
       -----------------------------------------------------------------
    b.  TEXT 3556                                                        RCON 3556                  ////////////////////  12.b.
       -----------------------------------------------------------------
    c.  TEXT 3557                                                        RCON 3557                  ////////////////////  12.c.
       -----------------------------------------------------------------
    d.  TEXT 3558                                                        RCON 3558                  ////////////////////  12.d.
       -----------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  5591               0  13.
                                                                                                    ////////////////////
       -----------                                                      ------------------------
    a.  TEXT 5592                                                        RCON 5592                  ////////////////////  13.a.
       -----------------------------------------------------------------
    b.  TEXT 5593                                                        RCON 5593                  ////////////////////  13.b.
       -----------------------------------------------------------------
    c.  TEXT 5594                                                        RCON 5594                  ////////////////////  13.c.
       -----------------------------------------------------------------
    d.  TEXT 5595                                                        RCON 5595                  ////////////////////  13.d.
       -----------------------------------------------------------------------------------------


Legal Title of Bank:  Boatmen's First National Bank Oklahoma                           Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-14
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-L--CONTINUED

                                                                                                                --------
                                                                                                                  C361    (-
                                         -------------------------------------------------------------------------------
                                           (Column A)           (Column B)         (Column C)           (Column D)
           Dollar Amounts in Thousands    Interest Rate      Foreign Exchange   Equity Derivative      Commodity and
---------------------------------------     Contracts            Contracts          Contracts         Other Contracts
     Off-balance Sheet Derivatives       -------------------------------------------------------------------------------
          Position Indicators            Tril  Bil Mil Thou  Tril  Bil Mil Thou  Tril  Bil Mil Thou  Tril  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional        //////////////////  //////////////////  //////////////////  //////////////////
    amounts) (for each column, sum of    //////////////////  //////////////////  //////////////////  //////////////////
    items 14.a through 14.e must equal   //////////////////  //////////////////  //////////////////  //////////////////
    sum of items 15, 16.a, and 16.b):    //////////////////  //////////////////  //////////////////  //////////////////
                                         ------------------  ------------------  ------------------  ------------------
    a. Futures contracts . . . . . . . .                  0                  0                    0                   0   14.a.
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8693            RCON 8694           RCON 8695           RCON 8696
                                         ------------------  ------------------  ------------------  ------------------
    b. Forward contracts . . . . . . . .                  0                 19                    0                   0   14.b.
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8697            RCON 8698           RCON 8699           RCON 8700
                                         ------------------  ------------------  ------------------  ------------------
    c. Exchange-traded option contracts: //////////////////  //////////////////  //////////////////  //////////////////
                                         ------------------  ------------------  ------------------  ------------------
       (1) Written options . . . . . . .                  0                  0                    0                   0   14.c.(1)
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8701            RCON 8702           RCON 8703           RCON 8704
                                         ------------------  ------------------  ------------------  ------------------
       (2) Purchased options . . . . . .                  0                  0                    0                   0   14.c.(2)
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8705            RCON 8706           RCON 8707           RCON 8708
                                         ------------------  ------------------  ------------------  ------------------
    d. Over-the-counter option           //////////////////  //////////////////  //////////////////  //////////////////
       contracts:                        ------------------  ------------------  ------------------  ------------------
       (1) Written options . . . . . . .                  0                  0                    0                   0   14.d.(1)
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8709            RCON 8710           RCON 8711           RCON 8712
                                         ------------------  ------------------  ------------------  ------------------
       (2) Purchased options . . . . . .                  0                  0                    0                   0   14.d.(2)
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8713            RCON 8714           RCON 8715           RCON 8716
                                         ------------------  ------------------  ------------------  ------------------
    e. Swaps . . . . . . . . . . . . . .            110,325                  0                    0                   0   14.e.
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 3450            RCON 3826           RCON 8719           RCON 8720
15. Total gross notional amount of       ------------------  ------------------  ------------------  ------------------
    derivative contracts held for        //////////////////  /////////////////  ///////////////////  //////////////////
    trading. . . . . . . . . . . . . . .                  0                  0                    0                   0   15.
                                         ------------------  -----------------  -------------------  ------------------
                                            RCON 7186            RCON 7187           RCON 8723           RCON 8724
                                         ------------------  -----------------  ------------------  ------------------
16. Total gross notional amount of       //////////////////  /////////////////  ///////////////////  //////////////////
    derivative contracts held for        //////////////////  /////////////////  ///////////////////  //////////////////
    purposes other than trading:         //////////////////  /////////////////  ///////////////////  //////////////////
                                         ------------------  ------------------  ------------------  ------------------
    a. Contracts marked to market. . . .                  0                  0                    0                   0   16.a.
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8725            RCON 8726           RCON 8727           RCON 8728
                                         ------------------  ------------------  ------------------  ------------------
    b. Contracts not marked to market. .            110,383                 19                    0                   0   16.b.
                                         ------------------  ------------------  ------------------  ------------------
                                            RCON 8729            RCON 8730           RCON 8731           RCON 8732
                                        --------------------------------------------------------------------------------


Legal Title of Bank:  Boatmen's First National Bank Oklahoma                           Call Date:  3/31/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-15
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-L--CONTINUED

                                         -------------------------------------------------------------------------------
                                           (Column A)           (Column B)         (Column C)           (Column D)
           Dollar Amounts in Thousands    Interest Rate      Foreign Exchange  Equity Derivatives      Commodity and
---------------------------------------     Contracts            Contracts          Contracts         Other Contracts
     Off-balance Sheet Derivatives       -------------------------------------------------------------------------------
          Position Indicators            RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
17. Gross fair values:                   //////////////////  //////////////////  //////////////////  //////////////////
    a. Contracts held for                //////////////////  //////////////////  //////////////////  //////////////////
       trading:                          //////////////////  //////////////////  //////////////////  //////////////////
       (1) Gross positive                //////////////////  //////////////////  //////////////////  //////////////////
           fair value. . . . . . . . . . 8733             0  8734             0  8735             0  8736             0   17.a.(1)
       (2) Gross negative
           fair value. . . . . . . . . . 8737             0  8738             0  8739             0  8740             0   17.a.(2)
    b. Contracts held for                //////////////////  //////////////////  //////////////////  //////////////////
       purposes other than               //////////////////  //////////////////  //////////////////  //////////////////
       trading that are marked           //////////////////  //////////////////  //////////////////  //////////////////
       to market:                        //////////////////  //////////////////  //////////////////  //////////////////
       (1) Gross positive                ///////////////////////////////////////////////////////////////////////
           fair value. . . . . . . . . . 8741             0  8742             0  8743             0  8744             0   17.b.(1)
       (2) Gross negative
           fair value. . . . . . . . . . 8745             0  8746             0  8747             0  8748             0   17.b.(2)
    c. Contracts held for                //////////////////  //////////////////  //////////////////  //////////////////
       purposes other than               //////////////////  //////////////////  //////////////////  //////////////////
       trading that are not              //////////////////  //////////////////  //////////////////  //////////////////
       marked to market:                 //////////////////  //////////////////  //////////////////  //////////////////
       (1) Gross positive                //////////////////  //////////////////  //////////////////  //////////////////
           fair value. . . . . . . . . . 8749             0  8750            19  8751             0  8752             0   17.c.(1)
       (2) Gross negative
           fair value. . . . . . . . . . 8753         2,558  8754             0  8755             0  8756             0   17.c.(2)
                                         -------------------------------------------------------------------------------

Memoranda
                                                                                                      -------------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable                                                                                   /////////////////
3. Unused commitments with an original maturity exceeding one year that are reported in                /////////////////
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments         /////////////////
   that are fee paid or otherwise legally binding) . . . . . . . . . . . . . . . . . . . . . . . . . . 3833      382,475   M.3.
   a. Participations in commitments with an original maturity                                          /////////////////
                                                                                   ------------------
      exceeding one year conveyed to others . . . . . . . . . . . . . . . . . . . . RCON 3834  62,280  /////////////////   M.3.a.
                                                                                   ------------------
4. To be completed only by banks with $1 billion or more in total assets:                              /////////////////
   Standby letters of credit (both financial and performance) issued to non-U.S. addressees            /////////////////
   (domicile) included in Schedule RC-L, items 2 and 3, above. . . . . . . . . . . . . . . . . . . . . 3377            0   M.4.
5. To be completed for the September report only:                                                      /////////////////
   Installment loans to individuals for household, family and other personal expenditures that         /////////////////
   have been securitized and sold without recourse (with servicing retained), amounts outstanding      /////////////////
   by type of loan:                                                                                    /////////////////
   a. Loans to purchase private passenger automobiles. . . . . . . . . . . . . . . . . . . . . . . . . 2741          N/A   M.5.a.
   b. Credit cards and related plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2742          N/A   M.5.b.
   c. All other consumer installment credit (including mobile home loans). . . . . . . . . . . . . . . 2743          N/A   M.5.c.
                                                                                                      -------------------


Legal Title of Bank:  Boatmen's First National Bank Oklahoma                           Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-16
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-M--MEMORANDA
                                                                                                               -------
                                                                                                                C365     (-
                                                                                                   -------------------
                                                                       Dollar Amounts in Thousands  RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal       /////////////////
   shareholders, and their related interests as of the report date:                                 /////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal  /////////////////
      shareholders, and their related interests. . . . . . . . . . . . . . . . . . . . . . . . . .  6164        3,256    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all /////////////////
      extensions of credit by the reporting bank (including extensions of credit to                 /////////////////
      related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number /////////////////
                                                                            -----------------------
      of total capital as defined for this purpose in agency regulations    RCON 6165            3  /////////////////    1.b.
                                                                            -----------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches and    /////////////////
   agencies of foreign banks (1) (included in Schedule RC, items 3.a and 3.b). . . . . . . . . . .  3405            0    2.
3. Not applicable.                                                                                  /////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others       /////////////////
   (include both retained servicing and purchased servicing):                                       /////////////////
   a. Mortgages serviced under a GNMA contract . . . . . . . . . . . . . . . . . . . . . . . . . .  5500            0    4.a.
   b. Mortgages serviced under a FHLMC contract:                                                    /////////////////
      (1) Serviced with recourse to servicer . . . . . . . . . . . . . . . . . . . . . . . . . . .  5501            0    4.b.(1)
      (2) Serviced without recourse to servicer. . . . . . . . . . . . . . . . . . . . . . . . . .  5502            0    4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                     /////////////////
      (1) Serviced under a regular option contract . . . . . . . . . . . . . . . . . . . . . . . .  5503            0    4.c.(1)
      (2) Serviced under a special option contract . . . . . . . . . . . . . . . . . . . . . . . .  5504            0    4.c.(2)
   d. Mortgages serviced under other servicing contracts . . . . . . . . . . . . . . . . . . . . .  5505            0    4.d.
5. To be completed only by banks with $1 billion or more in total assets:                           /////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must      /////////////////
   equal Schedule RC, item 9):                                                                      /////////////////
   a. U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2103          179    5.a.
   b. Non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2104            0    5.b.
6. Intangible assets:                                                                               /////////////////
   a. Mortgage servicing rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3164            0    6.a.
   b. Other identifiable intangible assets:                                                         /////////////////
      (1) Purchased credit card relationships. . . . . . . . . . . . . . . . . . . . . . . . . . .  5506            0    6.b.(1)
      (2) All other identifiable intangible assets . . . . . . . . . . . . . . . . . . . . . . . .  5507       11,179    6.b.(2)
   c. Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3163       33,473    6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) . . . . . . . . . . .  2143       44,652    6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes . . . . . . .  6442            0    6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to              /////////////////
   redeem the debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3295            0    7.
                                                                                                   --------------------

--------------
(1) Do NOT report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:  Boatmen's First National Bank Oklahoma                           Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-17
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-M--CONTINUED                                                                            -------------------
                                                                       Dollar Amounts in Thousands   RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:                                                                      /////////////////
       (1) Direct and indirect investments in real estate ventures. . . . . . . . . . . . . . . . .  5372            0    8.a.(1)
       (2) All other real estate owned:                                                              /////////////////
           (a) Construction and land development. . . . . . . . . . . . . . . . . . . . . . . . . .  5508           31    8.a.(2)(a)
           (b) Farmland . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5509            0    8.a.(2)(b)
           (c) 1-4 family residential properties. . . . . . . . . . . . . . . . . . . . . . . . . .  5510          434    8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties . . . . . . . . . . . . . . . . . . .  5511            0    8.a.(2)(d)
           (e) Nonfarm nonresidental properties . . . . . . . . . . . . . . . . . . . . . . . . . .  5512        1,498    8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2) (must equal Schedule RC, item 7) . . . . . . . .  2150        1,963    8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                          /////////////////
       (1) Direct and indirect investments in real estate ventures. . . . . . . . . . . . . . . . .  5374            0    8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies. . . . . .  5375            1    8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8). . . . . . . .  2130            1    8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies . . . . . . . . . . . .  5376            1    8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,    /////////////////
    "Perpetual preferred stock and related surplus" . . . . . . . . . . . . . . . . . . . . . . . .  3778            0    9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label,            /////////////////
    and third party products):                                                                       /////////////////
    a. Money market funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6441            0   10.a.
    b. Equity securities funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8427            0   10.b.
    c. Debt securities funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8428            0   10.c.
    d. Other mutual funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8429            0   10.d.
    e. Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8430            0   10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through               /////////////////
       10.e above). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8784            0   10.f.
                                                                                                   --------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   --------------------
Memorandum                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
 1. Interbank holdings of capital instruments (to be completed for the December report only):        /////////////////
    a. Reciprocal holdings of banking organizations' capital instruments. . . . . . . . . . . . . .  3836          N/A    M.1.a.
    b. Nonreciprocal holdings of banking organizations' capital instruments . . . . . . . . . . . .  3837          N/A    M.1.b.
---------------------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-18
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS



                                                                                                                  -------
The FFIEC regards the information reported                                                                          c370   (-
in all of Memorandum item 1, in items            ------------------------------------------------------------------------
1 through 10, column A, and in Memorandum           (Column A)                  (Column B)                (Column C)
items 2 through 4,column A, as confidential.         Past due                  Past due 90                Nonaccrual
                                                   30 through 89              days or more
                                                   days and still               and still
                                                      accruing                  accruing
                                                 ------------------------------------------------------------------------
                     Dollar Amounts in Thousands  RCON  Bil  Mil  Thou     RCON  Bil Mil  Thou        RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                  //////////////////       //////////////////         //////////////////
   a. To U.S. addressees (domicile).............  1245             0       1246            27         1247         7,281   1.a.
   b. To non-U.S. addressees (domicile).........  1248             0       1249             0         1250             0   1.b.
2. Loans to depository institutions and           //////////////////       //////////////////         //////////////////
   acceptances of other banks:                    //////////////////       //////////////////         //////////////////
   a. To U.S. banks and other U.S. depository...  //////////////////       //////////////////         //////////////////
      institutions..............................  5377             0       5378             0         5379             0   2.a.
   b. To foreign banks..........................  5380             0       5381             0         5382             0   2.b.
3. Loans to finance agricultural production       //////////////////       //////////////////         //////////////////
   and other loans to farmers...................  1594             0       1597             0         1583             0   3.
4. Commercial and industrial loans:               //////////////////       //////////////////         //////////////////
   a. To U.S. addressees (domicile).............  1251             0       1252             0         1253         2,341   4.a.
   b. To non-U.S. addressees (domicile).........  1254             0       1255             0         1256             0   4.b.
5. Loans to individuals for household, family,    //////////////////       //////////////////         //////////////////
   and other personal expenditures:               //////////////////       //////////////////         //////////////////
   a. Credit cards and related plans............  5383             0       5384             7         5385             0   5.a.
   b. Other (includes single payment,             //////////////////       //////////////////         //////////////////
      installment, and all student loans).......  5386             0       5387           197         5388         1,671   5.b.
6. Loans to foreign governments and official      //////////////////       //////////////////         //////////////////
   institutions.................................  5389             0       5390             0         5391             0   6.
7. All other loans..............................  5459             0       5460             0         5461             0   7.
8. Lease financing receivables:                   //////////////////       //////////////////         //////////////////
   a. Of U.S. addressees (domicile).............  1257             0       1258             0         1259             0   8.a.
   b. Of non-U.S. addressees (domicile).........  1271             0       1272             0         1791             0   8.b.
9. Debt securities and other assets (exclude      //////////////////       //////////////////         //////////////////
   other real estate owned and other repossessed  //////////////////       //////////////////         //////////////////
   assets)......................................  3505             0       3506             0         3507             0   9.
                                                 ------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                 -----------------------------------------------------------------------
10. Loans and leases reported in items 1          RCON  Bil  Mil  Thou      RCON  Bil Mil  Thou        RCON  Bil Mil Thou
    through 8 above which are wholly or          -----------------------------------------------------------------------
    partially guaranteed by the U.S.              //////////////////       //////////////////         //////////////////
    Government..................................  5612             0       5613             0         5614         3,616  10.
    a. Guaranteed portion of loans and leases     //////////////////       //////////////////         //////////////////
       included in item 10 above................  5615             0       5616             0         5617         1,182  10.a.
                                                 -----------------------------------------------------------------------


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-19
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-N--CONTINUED                                                                                           -------
                                                                                                                     c373  (-
                                                        ------------------------------------------------------------------
                                                         (Column A)                  (Column B)                (Column C)
                                                          Past due                  Past due 90                Nonaccrual
                                                        30 through 89              days or more
                                                        days and still               and still
Memoranda                                                  accruing                  accruing
                                                      --------------------------------------------------------------------
                          Dollar Amounts in Thousands  RCON  Bil  Mil  Thou    RCON  Bil Mil  Thou    RCON  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Restructured Loans and Leases included in           ////////////////////    ///////////////////    ///////////////////
   Schedule RC-N, items 1 through 8, above...........  1658               0    1659              0    1661              0  M.1.
2. Loans to finance commercial real estate,            ////////////////////    ///////////////////    ///////////////////
   construction, and land development activities       ////////////////////    ///////////////////    ///////////////////
   (not secured by real estate) included in            ////////////////////    ///////////////////    ///////////////////
   Schedule RC-N, items 4 and 7, above...............  6558               0    6559              0    6560              0  M.2.
3. Loans secured by real estate (sum of                ////////////////////    ///////////////////    ///////////////////
   Memorandum items 3.a through 3.e must equal         ////////////////////    ///////////////////    ///////////////////
   sum of Schedule RC-N, items 1.a and 1.b, above):    ////////////////////    ///////////////////    ///////////////////
   a. Construction and land development..............  2759               0    2769              0    3492            786  M.3.a
   b. Secured by farmland............................  3493               0    3494              0    3495              0  M.3.b
   c. Secured by 1-4 family residential properties:    ////////////////////    ///////////////////    ///////////////////
      (1) Revolving, open-end loans secured            ////////////////////    ///////////////////    ///////////////////
          by 1-4 family residential properties and     ////////////////////    ///////////////////    ///////////////////
          extended under lines of credit.............  5398               0    5399              0    5400              0  M.3.c.(1)
      (2) All other loans secured by 1-4 family        ////////////////////    ///////////////////    ///////////////////
          residential properties.....................  5401               0    5402             27    5403          1,374  M.3.c.(2)
   d. Secured by multifamily (5 or more)               ////////////////////    ///////////////////    ///////////////////
      residential properties.........................  3499               0    3500              0    3501             24  M.3.d.
   e. Secured by nonfarm nonresidential properties...  3502               0    3503              0    3504          5,097  M.3.e.
                                                      --------------------------------------------------------------------

                                                      ---------------------------------------------
                                                           (Column A)              (Column B)
                                                            Past due              Past due 90
                                                       30 through 89 days         days or more
                                                      ----------------------  ---------------------
                          Dollar Amounts in Thousands  RCON  Bil  Mil  Thou    RCON  Bil Mil  Thou
---------------------------------------------------------------------------------------------------
4. Interest rate, foreign exchange rate, and other     ////////////////////    ///////////////////
   commodity and equity contracts:                     ////////////////////    ///////////////////
   a. Book value of amounts carried as assets........  3522               0    3528              0    M.4.a.
   b. Replacement cost of contracts with a             ////////////////////    ///////////////////
      positive replacement cost......................  3529               0    3530              0    M.4.b.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-20
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS


                                                                                                          -------
                                                                                                            c375   (-
                                                                                              -------------------
                                                                  Dollar Amounts in Thousands  RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                                         /////////////////
   a. Actual amount of all unposted debits . . . . . . . . . . . . . . . . . . . . . . . . .   0030            0   1.a.
      OR                                                                                       /////////////////
   b. Separate amount of unposted debits:                                                      /////////////////
      (1) Actual amount of unposted credits to demand deposits . . . . . . . . . . . . . . .   0031          N/A   1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1) . . . . . . . . .   0032          N/A   1.b.(2)
2. Unposted credits (see instructions):                                                        /////////////////
   a. Actual amount of all unposted credits. . . . . . . . . . . . . . . . . . . . . . . . .   3510            0   2.a.
      OR                                                                                       /////////////////
   b. Separate amount of unposted credits:                                                     /////////////////
      (1) Actual amount of unposted credits to demand deposits . . . . . . . . . . . . . . .   3512          N/A   2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1). . . . . . . . .   3514          N/A   2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust fund department (not included        /////////////////
   in total deposits). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3520            0   3.
4. Deposits of consolidated subsidiaries (not included in total deposits):                     /////////////////
   a. Demand deposits of consolidated subsidiaries . . . . . . . . . . . . . . . . . . . . .   2211        3,328   4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries. . . . . . . . . . . . . . .   2351            0   4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries . . . . . . . . .   5514            0   4.c.
                                                                                              -------------------
5. Not applicable.

                                                                                              -------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the         /////////////////
Federal Reserve to act as pass-through correspondents.                                         /////////////////
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on    /////////////////
   behalf of its respondent depository institutions that are also reflected as deposit         /////////////////
   liabilities of the reporting bank:                                                          /////////////////
   a. Amount reflected in demand deposits (included in Schedule RC-E, Memorandum item 4.a) .   2314           53   6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, . . . . .   /////////////////
      Memorandum item 4.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2315            0   6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1)                         /////////////////
   a. Unamortized premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5516            0   7.a.
   b. Unamortized discounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5517            0   7.b.
                                                                                              -------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                              -------------------
8. To be completed by banks with "Oakar deposits."                                             /////////////////
   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3)   /////////////////
   of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) 5518       46,366   8.
                                                                                              -------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                              -------------------
9. Deposits in lifeline accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5596/////////////   9.
10.Benefit-responsive "Depository Institution Investment Contracts" (included in total         /////////////////
   deposits) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8432            0   10.
                                                                                              -------------------

--------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                       28


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-21
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-O--CONTINUED


                                                                                              -------------------
                                                                  Dollar Amounts in Thousands  RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal            /////////////////
    demand balances:                                                                           /////////////////
    a.  Amount by which demand deposits would be reduced if reciprocal demand balances         /////////////////
        between the reporting bank and savings associations were reported on a net basis       /////////////////
        rather than a gross basis in Schedule RC-E . . . . . . . . . . . . . . . . . . . . .   8785          471   11.a
    b.  Amount by which demand deposits would be increased if reciprocal demand balances       /////////////////
        between the reporting bank and U.S. branches and agencies of foreign banks were        /////////////////
        reported on a gross basis rather than a net basis in Schedule RC-E . . . . . . . . .   8786            0   11.b
    c.  Amount by which demand deposits would be reduced if cash items in process of           /////////////////
        collection were included in the calculation of net reciprocal demand balances between  /////////////////
        the reporting bank and the domestic offices of U.S. banks and savings associations     /////////////////
        in Schedule RC-E . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8787        1,976   11.c
                                                                                               ------------------


Memoranda (to be completed each quarter except as noted)
                                                                                              -------------------
                                                                  Dollar Amounts in Thousands  RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. Total deposits of the bank                                                                  /////////////////
   (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, items 13.a):           /////////////////
   a.  Deposit accounts of $100,000 or less:                                                   /////////////////
       (1) Amount of deposit accounts of $100,000 or less. . . . . . . . . . . . . . . . . .   2702      855,828   M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                      Number   /////////////////
                                                                  ---------------------------
           completed for the June report only). . . . . . . . . .  RCON 3779         120,646   /////////////////   M.1.a.(2)
                                                                  ---------------------------
   b. Deposit accounts of more than $100,000:                                                  /////////////////
        (1) Amount of deposit account of more than $100,000                           Number   2710      437,484   M.1.b.(1)
                                                                  ---------------------------
        (2) Number of deposit accounts of more than $100,000       RCON 2722           1,194   /////////////////   M.1.b.(2)
                                                                  -----------------------------------------------
2. Estimated amount of uninsured deposits of the bank:
   a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or
       procedure for determining a better estimate of uninsured deposits than the estimate         YES        NO
                                                                                              -------------------
       described above . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6861      ///   X   M.2.a.
                                                                                              -------------------
   b. If the box marked YES has been checked, report the estimate of uninsured deposits        RCON Bil Mil Thou
                                                                                              -------------------
      determined by using your bank's method or procedure. . . . . . . . . . . . . . . . . .   5597          N/A   M.2.b
                                                                                              -------------------


-----------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                          C377     (-
                                                                                                              ---------

Charles Finsel, Senior Vice President and Controller                                    (405) 230-4053
----------------------------------------------------------------------------------      --------------------------------------
Name and Title (TEXT 8901)                                                              Area Code and Phone Number (TEXT 8902)


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                        Call Date:  6/30/95 ST-BK:  40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-22
City, State  Zip:     Oklahoma City, OK 73125
FDIC Certificate No.: 26718

SCHEDULE RC-R--RISK BASED CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed            -------------
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate box                  C380
                                                                                                    ------------------
   at the right whether the bank has total capital greater than or equal to eight percent              YES        NO
                                                                                               -----------------------
   of adjusted total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCON 6056    ////       1.
                                                                                               -----------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete item 2 below.  If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.
                                                                            ------------------------------------------
                                                                                 (Column A)             (Column B)
                                                                            Subordinated Debt(1)          Other
                                                                              and Intermediate           Limited-
Item 2 is to be completed by all banks.                                        Term Preferred          Life Capital
                                                                                   Stock               Instruments
                                                                            --------------------   -------------------
                                               Dollar Amounts in Thousands   RCON Bil Mil Thou      RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
2. Subordinate debt (1) and other limited-life capital instruments           /////////////////      /////////////////
   (original weighted average maturity of at least five years) with          /////////////////      /////////////////
   a remaining maturity of:                                                  /////////////////      /////////////////
   a. One year or less . . . . . . . . . . . . . . . . . . . . . . . . . .   3780            0      3786            0   2.a.
   b. Over one tear through two years. . . . . . . . . . . . . . . . . . .   3781            0      3787            0   2.b.
   c. Over two years through three years . . . . . . . . . . . . . . . . .   3782            0      3788            0   2.c.
   d. Over three years through four years. . . . . . . . . . . . . . . . .   3783            0      3789            0   2.d.
   e. Over four years through five years . . . . . . . . . . . . . . . . .   3784            0      3790            0   2.e.
   f. Over five years. . . . . . . . . . . . . . . . . . . . . . . . . . .   3785            0      3791            0   2.f.
                                                                            ------------------------------------------
3. Not applicable.

                                                                            ------------------------------------------
                                                                                  (Column A)           (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                           Assets            Credit-Equiv-
by banks that answered NO to item 1 above and                                      Recorded           alent Amount
by banks with total assets of $1 billion or more.                                   on the           of Off-Balance
                                                                                Balance Sheet         Sheet-Items(2)
                                                                            ------------------------------------------
4. Assets and credit equivalent amounts of off-balance sheet                 RCON Bil Mil Thou      RCON Bil Mil Thou
                                                                            -------------------    -------------------
   items assigned to the Zero percent risk category:                         /////////////////      /////////////////
   a. Assets recorded on the balance sheet:                                  /////////////////      /////////////////
      (1) Securities issued by, other claims on, and claims                  /////////////////      /////////////////
          unconditionally guaranteed by, the U.S. Government and             /////////////////      /////////////////
          its agencies and other OECD central governments. . . . . . . . .   3794      127,779      /////////////////   4.a.(1)
      (2) All other. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3795       55,763      /////////////////   4.a.(2)
   b. Credit equivalent amount of off-balance sheet items. . . . . . . . .   /////////////////      3796            0   4.b.
                                                                            ------------------------------------------

--------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date: 6/30/95  ST-BK: 40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-23
City, State   Zip:    Oklahoma City, OK 73125
FDIC Certificate No.: 26718
SCHEDULE RC-R--CONTINUED


                                                                                ------------------------------------------
                                                                                    (Column A)            (Column B)
                                                                                      Assets             Credit Equiv-
                                                                                     Recorded             alent Amount
                                                                                      on the             of Off-Balance
                                                                                   Balance Sheet         Sheet Items(1)
                                                                                --------------------- ---------------------
                                                    Dollar Amounts in Thousands  RCON  Bil  Mil Thou   RCON  Bil  Mil Thou
----------------------------------------------------------------------------------------------------- ---------------------
5. Assets and credit equivalent amounts of off-balance sheet items              ////////////////////   ///////////////////
   assigned to the 20 percent risk category:                                    ////////////////////   ///////////////////
   a. Assets recorded on the balance sheet:                                     ////////////////////   ///////////////////
      (1)   Claims conditionally guaranteed by the U.S. Government and its      ////////////////////   ///////////////////
            agencies and other OECD central governments. . . . . . . . . . . .  3798          81,357   ///////////////////   5.a.(1)
      (2)   Claims collateralized by securities issued by the U.S. Government   ////////////////////   ///////////////////
            and its agencies and other OECD central governments; by             ////////////////////   ///////////////////
            securities issued by U.S. Government-sponsored agencies; and        ////////////////////   ///////////////////
            by cash on deposit . . . . . . . . . . . . . . . . . . . . . . . .  3799               0   ///////////////////   5.a.(2)
      (3)   All other. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3800         382,642   ///////////////////   5.a.(3)
   b. Credit equivalent amount of off-balance sheet items. . . . . . . . . . .  ////////////////////   3801         32,605   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items              ////////////////////   ///////////////////
   assigned to the 50 percent risk category:                                    ////////////////////   ///////////////////
   a. Assets recorded on the balance sheet . . . . . . . . . . . . . . . . . .  3802         116,213   ///////////////////   6.a.
   b. Credit equivalent amount of off-balance sheet items. . . . . . . . . . .  ////////////////////   3803              0   6.b.
7. Assets and credit equivalent amounts of off-balance sheet items              ////////////////////   ///////////////////
   assigned to the 100 percent risk category:                                   ////////////////////   ///////////////////
   a. Assets recorded on the balance sheet . . . . . . . . . . . . . . . . . .  3804         936,402   ///////////////////   7.a.
   b. Credit equivalent amount of off-balance sheet items. . . . . . . . . . .  ////////////////////   3805        233,571   7.b.
8. On-balance sheet asset values excluded from the calculation of the           ////////////////////   ///////////////////
   risk-based capital ratio(2) . . . . . . . . . . . . . . . . . . . . . . . .  3806           (128)   ///////////////////   8.
9. Total assets recorded on the balance sheet (sum of                           ////////////////////   ///////////////////
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,          ////////////////////   ///////////////////
   item 12 plus items 4.b and 4.c) . . . . . . . . . . . . . . . . . . . . . .  3807       1,700,028   ///////////////////   9.
                                                                                --------------------- ---------------------




Memoranda
                                                                                                      ---------------------
                                                                         Dollar Amounts in Thousands   RCON  Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the            ///////////////////
   risk-based capital standards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8764              0   M.1.
                                                                                                      ---------------------

                                                ---------------------------------------------------------------------------
                                                                       With a remaining maturity of
                                                ---------------------------------------------------------------------------
                                                    (Column A)               (Column B)                (Column C)
                                                 One year or less          Over one year             Over five years
                                                                         through five years
                                                ---------------------------------------------------------------------------
2. Notional principal amounts of off-balance
   sheet derivative contracts(3):               RCON Tril Bil Mil Thou   RCON Tril Bil Mil Thou   RCON Tril Bil Mil Thou
                                                -----------------------  -----------------------  -------------------------
   a. Interest rate contracts. . . . . . . . .  3809            10,325   8766           100,000   8767                 0     M.2.a.
   b. Foreign exchange contracts . . . . . . .  3812                 0   8769                 0   8770                 0     M.2.b.
   c. Gold contracts . . . . . . . . . . . . .  8771                 0   8772                 0   8773                 0     M.2.c.
   d. Other precious metals contracts. . . . .  8774                 0   8775                 0   8776                 0     M.2.d.
   e. Other commodity contracts. . . . . . . .  8777                 0   8778                 0   8779                 0     M.2.e.
   f. Equity derivative contracts. . . . . . .  A000                 0   A001                 0   A002                 0     M.2.f.
                                                ---------------------------------------------------------------------------

--------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

                                       31

Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                         Call Date: 6/30/95  ST-BK: 40-2545 FFIEC 032
Address:              211 N. Robinson                                                                                     Page RC-24
City, State   Zip:    Oklahoma City, OK 73125
FDIC Certificate No.: 26718


               OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                 REPORTED IN THE REPORTS OF CONDITION AND INCOME
                      at close of business on June 30, 1995

Boatmen's First National Bank of Oklahoma    Oklahoma City     , Oklahoma
-------------------------------------------- ------------------- ---------------
Legal Title of Bank                          City                State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e. DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."


The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.


All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.


If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.


The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
--------------------------------------------------------------------------------
No comment / / (RCON 6979)                                      /c371 / c372/ (-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

  Financial results presented in this Call Report are consistent with Regulatory requirements of Push Down Accounting. The financial impact of Push Down Accounting resulted in a $2,379 after tax reduction in income for the six months ended June 30, 1995.


                     /s/ Joe T. Shockley, Jr.                      7/27/95
                     --------------------------------------    -----------------
                     Signature of Executive Officer of Bank    Date of Signature

Legal Title of Bank:  Boatmen's First National Bank of Oklahoma                                   Call Date: 6/30/95  ST-BK: 40-2545
Address:              211 N. Robinson
City, State   Zip:    Oklahoma City, OK 73125
FDIC Certificate No.: 26718



                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
CALL NO. 192        32        06-30-95
CERT: 26716      00021    STBK 40-2545
BOATMEN'S FIRST NATIONAL BANK OF OKL
P.O. BOX 25189
OKLAHOMA CITY, OK   73125

     OMB No. For  OCC:  1557-0081
     OMB No. For FDIC:  3064-0052
OMB No. For Federal Reserve:  7100-0036
       Expiration Date:  3/31/96

             SPECIAL REPORT
     (Dollar Amounts in Thousands)

                   -------------------------------------------------------------
                   CLOSE OF BUSINESS    FDIC Certificate Number
                   DATE                                             C-700    (-
                           6/30/95              26718
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     -------------------------
a. Number of loans made to executive officers since the previous Call Report date. . . . . . . . . .  RCON 3561            1    a.
b. Total dollar amount of above loans (in thousands of dollars). . . . . . . . . . . . . . . . . . .  RCON 3562          500    b.
                                                                                                     -------------------------
c. Range of interest charged on above loans                                 ------------------------------------------------------
   (example: 9 3/4% = 9.75) . . . . . . . . . . . . . . . . . . . . . . .    RCON 7701    9.00    % to    RCON 7702   9.00   %  c.
                                                                            --------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER
AUTHORIZED TO SIGN REPORT                     DATE (Month, Day, Year)

/s/ Charles Finsel Sr. V.P. and Controller           7/26/95
--------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM
INQUIRIES MAY BE DIRECTED (TEXT 8903)         AREA CODE/PHONE NUMBER (TEXT 8904)

Charles Finsel, Senior Vice President
and Controller                                     (405) 230-4053
--------------------------------------------------------------------------------

                                        33